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                                                                    EXHIBIT 10.3

                           PURCHASE AND SALE AGREEMENT

     THIS PURCHASE AND SALE AGREEMENT (the "AGREEMENT") dated as of October 24, 2005 (the "EFFECTIVE DATE"), is among the following: AZ-TEMPE LUKE LIMITED PARTNERSHIP, a Florida limited partnership ("SELLER"), having its principal address at Suite 600, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410, with the Seller's obligations under Section 11(a) of this Agreement being guaranteed by Seller's affiliate, Medical Office Portfolio Limited Partnership, a Florida limited partnership ("SELLER'S Guarantor"), having its principal address at Suite 600, 3801 PGA Boulevard, Palm Beach Gardens, Florida 33410, and WINDROSE TEMPE PROPERTIES, L.P., a Delaware limited partnership ("BUYER"), having its principal address at Suite 210, 3502 Woodview Trace, Indianapolis, Indiana 46268, with the Buyer's obligations under this Agreement being guaranteed by Buyer's affiliate, Windrose Medical Properties Trust, a Maryland REIT, having its principal address at Suite 210, 3502 Woodview Trace, Indianapolis, Indiana 46268 ("BUYER'S GUARANTOR"). Hereinafter Buyer and Seller are sometimes referred to individually as a "PARTY" or collectively as the "PARTIES."

                                    Recitals

     Seller is the ground lessee of a certain parcel of land located in Tempe, Arizona, more particularly described on EXHIBIT "A" attached hereto (the "LAND"), pursuant to that certain Ground Lease dated January 22, 1996, as modified, attached hereto as EXHIBIT "B", evidenced by that certain Memorandum of Lease recorded as Instrument No. 96-0047701 in the public records of Maricopa County, Arizona (the "GROUND LEASE") between Seller and Tempe St. Luke's Hospital, LP, a Delaware limited partnership, as ground lessor ("GROUND LESSOR") (collectively, the "LEASEHOLD INTEREST").

     Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to the terms and conditions set forth below and as set forth in the Exhibits and Schedules to this Agreement.

                                    Agreement

1. Recitals; Sale of Interests. The foregoing recitals are true and correct and are hereby incorporated into this Agreement. Seller agrees to sell the "Property" (as hereinafter defined, including the Leasehold Interest) to Buyer, and Buyer agrees to purchase the Property, subject to the terms and conditions set forth in this Agreement.

2. Purchase Price. The purchase price (the "PURCHASE PRICE") for the Property is Eight Million Nine Hundred Eight Thousand Nine Hundred Seventeen Dollars and 00/100 U.S. Dollars ($8,908,917.00), subject to such credits and charges to Seller and Buyer as may be provided for in this Agreement and the exhibits and schedules hereto.

3. Payment of Purchase Price. Buyer will pay the Purchase Price as follows:

     (a) Loan Assumption; Mortgage; Substitute Guaranty; Lender Consent. The Property is subject to the terms of a certain loan secured by a deed of trust and/or mortgage executed in favor of the lender (the "LENDERS") and recorded in the public


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records of the applicable jurisdiction as set forth on SCHEDULE "B-1" hereto, which includes the original principal amount of such loan (the "MORTGAGE"). The estimated outstanding balance of the Mortgage as of the Effective Date is $5,981,314.56. From the Effective Date until Closing, Seller shall continue to pay, in the ordinary course of business, amounts due under the Mortgage. At Closing, Seller shall have no obligation to cause the Mortgage to be satisfied or the principal balance thereof to be reduced in any manner. Seller has submitted its request to the Lender for consent and approval of the transfer of the Property to Buyer hereunder and assumption of the Mortgage by Buyer, and for the Lender's acceptance of a substitute guaranty of the Mortgage and/or indemnity of the Lender by Buyer or its affiliate (as applicable). Buyer and Seller shall each use their commercially reasonable efforts to expedite the Lender's consent and approval of the transfer and assumption and the substitute guaranty of the Mortgage and indemnity of the Lender by Buyer or its affiliate (as applicable). Buyer will provide the Lender with a substitute guaranty for applicable obligations under the Mortgage by Guarantor in substitution of the existing guaranty of the Mortgage, and Buyer will provide the Lender with a substitute indemnity for applicable obligations (including environmental matters) under the Mortgage by Guarantor in substitution of the existing indemnity of the Lender. The Lender's consent to the assumption of the Lender's Mortgage by Buyer shall include a full release of all environmental indemnities, pledges and guaranties given by any of the Seller and/or any affiliates of Seller, and/or any individual interest holder in Seller and/or any affiliates of Seller, for obligations arising from and after the date of the purchase of the Property by Buyer ("RELEASES"). Buyer has completed all due diligence that Buyer deems necessary with respect to the terms and conditions of the Mortgage and the loan documents associated with the Mortgage ("LOAN DOCUMENTS"). If the terms and conditions of any Mortgage or Loan Documents, including the applicable Lender's requirements for consent to the transactions herein and the substitute guaranties and/or indemnities, are not acceptable to Buyer for any reason, or if Lender does not consent to the transactions herein and the substitute guaranties and/or indemnities and the Releases, the same shall not excuse Buyer's obligation to close under this Agreement and Buyer's rights and obligations with respect thereto shall be as set forth in Section 7(a) below. With respect to the Releases, Seller acknowledges that the form of Release attached hereto as SCHEDULE "Z", are acceptable to Seller if provided by the Lender in connection with this transaction.

     (b) After crediting against the Purchase Price only the outstanding balance of principal and interest of the Mortgage at the date of Closing (and specifically excluding from such credit, without limitation, any and all amounts that may be required to be paid to the Lender or to any other person or entity (including, without limitation, Lender's attorneys or other representatives) in connection with the Lender's consent to the transfer of the Property and/or the satisfaction or defeasance of the Mortgage as provided for in Section 7(a)), the balance of the Purchase Price shall be paid by Buyer to Seller at Closing by a wire transfer of immediately available funds, as adjusted by the adjustments and prorations and allocated as set forth in this Agreement and the exhibits hereto (the "PRORATIONS").


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4. Inspection of Property.

     (a) Prior to the Effective Date, Buyer has been provided the opportunity to complete its due diligence and fully review and evaluate this transaction as it relates to the Property, including, without limitation, all matters related to:

          (i) The net operating income of the Property, including (without limitation) all assumptions as to vacancies, expiring leases, renewals or otherwise;

          (ii) The physical condition of the Property;

          (iii) All title and survey matters with respect to the Property;

          (iv) All hazardous waste and environmental matters with respect to the Property;

          (v) Review and audit of the books and records of the Property;

          (vi) All governmental inquiries with respect to the Property; and

          (vii) All "Tenant" (as hereinafter defined) interviews with respect to the Property.

Further, Seller has provided to Buyer, and Buyer hereby acknowledges receipt of, the items set forth on SCHEDULE "A-2" hereto. Based on Buyer's due diligence and review and evaluation of this transaction as it relates to the Property, Seller has agreed to give Buyer a credit in the amount set forth on SCHEDULE "A-3" hereto in full and complete satisfaction of any and all matters of any nature with respect to the Property, and in no event will Buyer be excused from its obligation to close under this Agreement on the purchase of the Property, or have the right to receive any other purchase price adjustment, credit, or other consideration of any kind, or have the right to extend the Closing, as a result of any matters of any nature with respect to the Property, except as otherwise expressly provided in this Agreement. Accordingly, except as otherwise expressly set forth in this Agreement, the sale of the Property is being made on an "AS IS", "WHERE IS" condition and basis "WITH ALL FAULTS".

     (b) From and after the Effective Date, all title and survey matters affecting the Leasehold Interest as shown in the title commitment and survey listed on SCHEDULE "C", other than any liens or monetary encumbrances (excluding the Mortgage) resulting from Seller's actions, shall be deemed to be accepted by Buyer ("PERMITTED EXCEPTIONS"). If any material title matter arises after the Effective Date that would render title to the Leasehold Interest unmarketable (a "MATERIAL TITLE DEFECT"), other than any liens or encumbrances on the Leasehold Interest (excluding the Mortgage) resulting from the Seller's actions (which shall be paid at or before Closing), then, within five (5) days after Buyer has actual notice of same, Buyer may notify Seller in writing, specifying Buyer's objection to such title matter (a "NOTICE OF MATERIAL TITLE DEFECT"). If Seller agrees with Buyer's Notice of Material Title Defect, then Seller shall undertake the cure of such Material Title Defect and, if necessary in Seller's sole discretion, Seller may extend the Closing of the transaction contemplated under this Agreement for up to thirty (30) days to


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cure such Material Title Defect. In no event shall Seller be obligated to initiate suit in connection with the cure of any Material Title Defect. If Seller disagrees with the Buyer's Notice of Material Title Defect, then Seller shall specify to Buyer, in writing, its grounds for disagreement therefor and propose a good faith resolution of such Material Title Defect, which resolution may include re-structuring the transaction contemplated under this Agreement as to such Fee Interest as an interest sale, to the extent that such re-structuring does not create any new significant adverse matters to any Party. If such proposed resolution is mutually agreeable to Buyer, in Buyer's good faith determination, then Buyer shall provide written notice to Seller of same and the parties shall proceed to Closing under this Agreement, subject to the terms contained herein. If: (i) Buyer disagrees with the Seller's proposed resolution of the Material Title Defect and the parties are otherwise unable to agree upon a mutually acceptable resolution of such Material Title Defect within ten (10) days following the Buyer's Notice of Material Title Defect, or (ii) Seller is unable to cure a Material Title Defect within the aforementioned thirty (30) day cure period, then, unless Buyer agrees to rescind the Notice of Material Title Defect, Seller shall have the right, in Seller's sole discretion and upon written notice to Buyer, to terminate this Agreement. If Seller elects to terminate this Agreement, then the Parties shall thereafter be released from all further obligations under this Agreement, except those specifically provided herein to survive the termination of this Agreement. If Buyer does not timely deliver a Notice of Material Title Defect, then Buyer's rights to object to such Material Title Defect shall be waived and Buyer shall be obligated to proceed to Closing, subject to the terms and conditions of this Agreement.

5. Seller's Representations and Warranties. Seller represents and warrants to Buyer that, as to the "Property" (as hereinafter defined) owned by Seller, as of the date hereof:

     (a) The Seller owns the following property:

          (i) Subject to Permitted Exceptions and the Mortgage, good and marketable leasehold title and interest in and to the Leasehold Interest, together with the Seller's right, title and interest (if any) in and to all open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores, and rights-of-way in, on, contiguous to, abutting or adjoining the Leasehold Interest, as well as all structures, buildings, improvements and fixtures located on or forming part of the Leasehold Interest, together with all fixtures owned by the Seller and all equipment and appliances owned by the Seller and used in connection with the operation or occupancy of the improvements such as heating and air-conditioning and ventilation systems and facilities used to provide any utility services, as same may exist at Closing in the ordinary course of Seller's business (the "IMPROVEMENTS");

          (ii) Except as otherwise provided herein, the Permitted Exceptions and the Mortgage, good and marketable title and interest in and to all personal property held by the Seller, including, but not limited to, the Seller's rights (if any) to all architectural, mechanical, electrical and structural plans, studies, drawings, specifications, surveys, renderings and other technical descriptions that relate to the Leasehold Interest, in possession of the Seller or the Seller's agent and subject to the rights of the Lender, as same may exist at Closing in the ordinary course of Seller's business (the "PERSONAL PROPERTY");


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          (iii) The leases and license agreements between Seller and the tenants with respect to the Improvements owned by Seller, as same may exist at Closing in the ordinary course of Seller's business (such tenants are hereinafter referred to as "TENANTS" and all such leases and license agreements of any Tenants are hereinafter referred to as "LEASES"); and

          (iv) The Seller's interest (if any) in all transferable licenses, permits and warranties in effect with respect to the Leasehold Interest, the Improvements and the Personal Property as set forth on SCHEDULE "D" (the "LICENSES"), an interest in all written service, maintenance or related vendor contracts as set forth on SCHEDULE "E" (the "SERVICE CONTRACTS") in effect at Closing, and all equipment leases and rights of the Seller thereunder (if any) relating to equipment or property located on the Leasehold Interest and which may survive the Closing as set forth on SCHEDULE "F" (the "EQUIPMENT LEASES"), as all of the foregoing may exist at Closing in the ordinary course of Seller's business (collectively, the "INTANGIBLE PROPERTY") (the Leasehold Interest, together with the Improvements, the Personal Property, the Leases and the Intangible Property, are collectively referred to as the "PROPERTY").

     (b) The rent roll attached hereto as SCHEDULE "G" is a true, accurate and complete listing, as of the date hereof, of each Tenant, space occupied, lease term, current rent, Lease start and expiration date for the Property (herein the "RENT ROLL"), and Seller has provided to Buyer a true, accurate and complete copy of each Lease set forth on the Rent Roll. Each Lease so delivered is, as of the Effective Date, in full force and effect and has not been amended, modified or supplemented in any material way except as set forth in the copies of the Leases provided to Buyer pursuant to this Section. Except as otherwise disclosed by Seller to Buyer in writing, as of the Effective Date, to Seller's knowledge there are no defaults by Tenants under any of the Leases. Except as otherwise disclosed by Seller to Buyer in writing or as set forth in the Leases, the Seller has not committed to any tenant improvements or allowances for periods arising after the Closing, and as of the Closing all tenant improvements, repairs and other work and obligations, if any, then required to be performed by the Seller under each of the Leases will be fully performed, credited or paid for prior to or at Closing, as applicable. None of the Leases or rents payable thereunder has been assigned, pledged or encumbered, except to the Lender.

     (c) Except as set forth on the Tenant rent arrearage schedule attached hereto as SCHEDULE "H", as of the Effective Date, no rents have been paid more than one (1) month in advance by any Tenant under any Lease and any Tenant rent arrearages are set forth on such schedule. Except as set forth on the Tenant rent arrearage schedule, as of the Effective Date, no additional rents have been collected for the period subsequent to the Closing.

     (d) All "Tenant Security Deposits" held by the Seller as of the Effective Date are as set forth on the Tenant security deposit schedule attached hereto as SCHEDULE "I". For purposes of this Agreement, "TENANT SECURITY DEPOSITS" shall mean and include all security deposits, escrow deposits, reserve funds, security interests, letters of credit, pledges, prepaid rent or other sums, deposits or interests held by Seller or by any other Person for the benefit of the Seller with respect to the Leases. All unapplied security


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deposits, reserve accounts, escrow funds or other similar payments paid by the
Tenants are held by Seller in accordance with the terms and provisions of the Leases.

     (e) All "Tenant Inducement Costs" and "Leasing Commissions" payable with respect to the Leases which exist or are pending as of the date hereof are set forth on SCHEDULE "J". Further, SCHEDULE "J-1" sets forth all "Tenant Inducement Costs" and "Leasing Commissions" payable with respect to the vacant spaces specified on said exhibits. For purposes hereof, "TENANT INDUCEMENT COSTS" shall mean any payments required under a Lease to be paid by the landlord thereunder (including the cost of work to be performed by or on behalf of the landlord) to or for the benefit of the Tenant thereunder, which is in the nature of a tenant inducement or concession, including, without limitation, rent concessions, tenant improvement costs, and other work allowances, lease buyout costs, legal fees and other expenses and moving allowances. The term "LEASING COMMISSIONS" shall mean any leasing commission payable to any broker in connection with the Leases for the initial term or any renewal, or extension period and/or expansion option. As set forth on SCHEDULE "J", Tenant Inducement Costs and Leasing Commissions, if any, then required to be performed by Seller under each of the Leases will be fully performed, credited or paid for by Seller prior to, at or subsequent to the Closing in accordance with the applicable Leases. Except as set forth on SCHEDULE "J", as of the Effective Date, Seller has not committed to any Tenant Inducement Costs and Leasing Commissions, repairs or other work obligations for periods arising after the Closing; provided, however, that rent abatements and rent concessions, if any, shown on SCHEDULE "J" for periods subsequent to the Closing shall be credited at Closing. Tenant Inducement Costs and Leasing Commissions, repairs and other work obligations, if any, set forth on SCHEDULE "J-1" will not be fully performed, credited or paid for by Seller prior to Closing; instead, Seller shall be responsible for such obligations after Closing (including leasing commissions due to "Paramount" (as hereinafter defined) or "HPMA" (as hereinafter defined), as applicable, under the management agreement in connection with the leasing of such vacant spaces), and Seller will, at its option, either: (i) provide Buyer with a credit at Closing against the Purchase Price in the amount of such Tenant Inducement Costs and Leasing Commissions, or (ii) pay such Tenant Inducement Costs and Leasing Commissions directly to the new tenant(s) for such reasonable period of time following the Closing not to exceed one (1) year. Buyer shall be solely responsible for the tenant improvement costs, if any, for the renewals of any existing Leases, as well as all leasing commissions due to Paramount or HPMA, as applicable, under the applicable management agreement in connection with the renewals of such existing Leases, including those tenant improvement costs and leasing commissions set forth on SCHEDULE "J-2".

     (f) All "MORTGAGE RESERVES", which shall mean all sums deposited by Seller with a Lender as additional security for the payment of taxes, insurance, repairs and replacements, tenant improvements and leasing commissions as of the Effective Date are set forth on SCHEDULE "K", and those Mortgage Reserves that exist as of the Closing in the ordinary course of Seller's business, shall be credited to Seller at Closing and Buyer shall be solely responsible for Lender's return of Mortgage Reserves to Buyer.

     (g) All management agreements with respect to the Property are listed on SCHEDULE "L". For purposes of this Agreement, "MANAGEMENT AGREEMENTS" shall mean


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all property management agreements, brokerage or leasing commission agreements or agreements to compensate a third party for the management or leasing for the Property on behalf of the Seller. As of the Closing and subject to Lender's consent, all such management agreements shall be terminated by the Seller and, with the exception of the new property management agreement between the Seller and Healthcare Property Managers of America, LLC, a Florida limited liability company d/b/a Paramount Real Estate Services ("HPMA"), an affiliate of Paramount that Buyer will enter into and deliver at Closing as provided in paragraph
(a)(xii) of SCHEDULE "V" hereto, no property management compensation, brokerage or leasing commissions or similar compensation will be due or payable by the Seller or the Buyer (except as the result of any acts of the Buyer) with respect to the Seller's ownership of the Property or any Lease (including any extensions or renewals thereof) except as otherwise disclosed to Buyer in writing or set forth herein.

     (h) Except for the Lender's consent and any consent required under the Ground Lease, the execution, delivery and performance of this Agreement by Seller has been duly authorized and no consent of any other person or entity to such execution, delivery and performance is required to render this document a valid and binding instrument enforceable in accordance with its terms.

     (i) To the extent that FIRPTA is applicable, Seller is not a "foreign person" within the meaning of the United States tax laws, to which reference is made in Internal Revenue Code Section 1445(b)(2) and, to the extent required by FIRPTA, Seller will execute and deliver at Closing the FIRPTA certificate attached hereto as SCHEDULE "M ".

     (j) Subject to obtaining the Lender's consent to transfer of the Property and any consent required under the Ground Lease, the entering into this Agreement (and the sale of the Property to Buyer) (i) will not constitute a violation or breach by Seller of: (a) the "Partnership Agreement" (as hereinafter defined) or any contract, agreement, understanding or instrument to which Seller is a party or by which Seller is subject or bound; or (b) any judgment, order, writ, injunction or decree issued against or imposed upon them; and (ii) will not result in the violation of any applicable law, order, rule or regulation of any governmental or quasi-governmental authority.

     (k) Subject to obtaining the Lender's consent to transfer of the Property and any consent required under the Ground Lease, Seller does not need any further consents, joinders or authorizations from any governmental or private entity, corporation, partnership, individual or other entity to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby, and, subject to the Permitted Exceptions and the right of first refusal of Tempe St. Luke's Hospital, L.P., a Delaware limited partnership under that certain Option Rights Agreement dated January 22, 1996, as amended, a copy of which has been provided by Seller to Buyer, the Property is not subject to any rights of first refusal or options to purchase as a result of the transactions contemplated herein, except as was previously disclosed to Buyer in writing.

     (l) Each of the Service Contracts in effect on the Effective Date are listed on SCHEDULE "E" (the "SERVICE AGREEMENTS") and may be cancelled by the Seller upon


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thirty (30) days written notice to the other party thereto, unless otherwise set forth in the Service Contracts. Except for the Service Contracts, as of the Effective Date, there are no service contracts, oral or written, with respect to the Property or binding on the Seller.

     (m) Except for the Permitted Exceptions, the Partnership Agreement, the Leases, the Mortgage, the Management Agreements, the Licenses, the Service Contracts and the Equipment Leases, all as set forth on the Exhibits hereto, and except as disclosed in writing to Buyer, as of the Effective Date, there are no other contracts or agreements, oral or written, with respect to the Seller that will survive the Closing.

     (n) Except as may be disclosed in the environmental report listed on SCHEDULE "N", Seller has no knowledge, without any duty of further investigation, of any generation, production, storage, treatment, discharge, or release of any toxic or hazardous substance or pollutant on or under any portion of the Property.

     (o) Except as otherwise disclosed to Buyer on SCHEDULE "O", as of the Effective Date, there are no (i) claims, actions, suits, condemnation actions or proceedings pending or, to the best of Seller's knowledge, threatened (including without limitation bankruptcy) against the Property, that would materially and adversely affect the Property, or (ii) violations of any law, statute, government regulations or requirement, including any private covenants or restrictions, that would materially and adversely affect the Property.

     (p) The Property is serviced by sufficient utilities offered by public utility companies, and all assessments and charges owing to such utilities are and will remain current through the last billing period prior to Closing and will be pro-rated at Closing.

     (q) The Property is subject to the Mortgage. Except for the Mortgage, to the best of Seller's knowledge, without inquiry or investigation, the Property is not subject to or encumbered by any other indebtedness caused by the Seller, including but not limited to mechanic's or materialmen's liens or any other monetary encumbrance caused by the Seller. Any mortgage, deed of trust or other indebtedness or monetary encumbrance that is caused by the Seller and encumbers the Property (other than the Mortgage) shall be paid by the Seller at Closing. Any other monetary encumbrance shall be deemed a title defect to be governed in accordance with Section 4(b) above.

     (r) There are no due but unpaid real estate, income, sales or any other federal, state or local tax liabilities of Seller, whether contingent or otherwise, which affects the Property or which, by application of law or otherwise, Buyer would become responsible for as a result of the acquisition of the Property, other than sales tax due for the month of Closing, which shall be prorated as hereinafter provided. Seller has no knowledge of any threatened tax audit. Seller has each filed all required federal, state and local tax returns and has made provision for the payment of such taxes, if any. There are no present or pending disputes as to taxes of any nature and payable by Seller, or proposed assessments or any federal, state or local taxes pending against Seller.

     (s) Attached hereto as SCHEDULE "Q" is a complete and correct list of all insurance policies maintained with respect to the Property. All policies of fire, liability


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and other forms of insurance with respect to the Property are in full force and effect and all premiums due on or before the Closing Date have been or will be paid on or before the Closing Date.

     (t) All representations and warranties of Seller made in this Section 5 shall expire on the first (1st) anniversary of the Closing, except that if a claim is made hereunder with respect to a breach of such representation and warranty prior to the first (1st) anniversary of the Closing, then such representation and warranty shall survive as to such claim until a full and complete adjudication of such claim.

6. Representations of Buyer. Buyer represents and warrants to Seller that as of the date hereof and as of the Closing Date:

     (a) The execution, delivery and performance of this Agreement by Buyer has been duly authorized and no consent of any other person or entity to such execution, delivery and performance is required to render this document a valid and binding instrument enforceable in accordance with its terms.

     (b) The entering into this Agreement (and the purchase of the Property by Buyer): (i) shall not constitute a violation or breach by Buyer of: (x) any contract, agreement, understanding or instrument to which it is a party or by which Buyer are subject or bound; or (y) any judgment, order, writ, injunction or decree issued against or imposed upon Buyer; and (ii) will not result in the violation of any applicable law, order, rule or regulation of any governmental or quasi-governmental authority.

     (c) Subject to obtaining the Lender's consent and any consent required under the Ground Lease, Buyer does not need any further consents, joinders or authorizations from any governmental or private entity, corporation, partnership, individual or other entity to execute, deliver and perform their obligations under this Agreement, and to consummate the transactions contemplated hereby.

     All representations and warranties of Buyer made in this Section 6 shall expire on the first (1st) anniversary of the Closing, except that if a claim is made hereunder with respect to a breach of such representation and warranty prior to the first (1st) anniversary of the Closing, then such representation and warranty shall survive as to such claim until a full and complete adjudication of such claim.

7. Closing. Subject to satisfaction or waiver of all conditions precedent to Seller's and Buyer's obligations to sell and purchase the Property, respectively, the transaction contemplated by this Agreement shall be consummated in accordance with this Agreement (the "CLOSING") on December 5, 2005 or such earlier date agreed to by Seller and Buyer in writing or such later date as may be expressly provided for in this Agreement (the date upon which the Closing occurs is referred to as the "CLOSING DATE"). Seller agrees that within five (5) days of the Effective Date that it shall provide written notice of this Agreement to Tempe St. Luke's Hospital, L.P., a Delaware limited partnership under that certain Option Rights Agreement dated January 22, 1996, as amended, and Closing under this Agreement is contingent upon the waiver or expiration of the right of first refusal pursuant to that certain Option Rights Agreement dated


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January 22, 1996, as amended. Notwithstanding anything to the contrary contained herein, in the event that Tempe St. Luke's Hospital, L.P., elects to exercise its right of first refusal, such exercise shall not constitute a default of either party under this Agreement, but all rights and obligations of the Parties under this Agreement shall be suspended pending closing by Tempe St. Luke's Hospital, L.P.. If such closing occurs, the same shall constitute a termination of this Agreement and neither party shall have any further liability to the other party hereunder. If Tempe St. Luke's Hospital, L.P. does not close, then the rights and obligations of the Parties under this Agreement shall be reinstated, provided that the Closing Date shall be adjusted accordingly and no Party shall be in default hereunder as a result of any delay in closing hereunder as a result of the failure to close by Tempe St. Luke's Hospital. The Closing will take place at the offices of Seller or Seller's legal counsel, in Palm Beach County, Florida. Notwithstanding the foregoing, Seller and Buyer shall work cooperatively and in good faith to effectuate an "escrow closing" as opposed to a "sit-down" closing pursuant to a written escrow agreement acceptable to Seller and Buyer and their respective counsel. The Parties shall not be obligated to purchase or to sell the Property or close the transactions contemplated hereunder with respect to the Property until the conditions precedent to such Party's respective obligations as set forth herein are completely satisfied or waived. If, at or prior to the Closing, one or more of the conditions precedent to a Party's obligation are not completely satisfied or waived, such Party shall provide written notice to other Party of the unsatisfied conditions precedent and both Parties agree to use their commercially reasonable efforts to satisfy all conditions precedent to their respective obligations to close. If the conditions precedent are still not satisfied as of Closing, and unless Buyer or Seller waives, in writing, such conditions precedent to their respective obligations to close, as applicable, then Seller, in its sole discretion, may extend the Closing of the transaction contemplated under this Agreement for up to thirty (30) days to permit satisfaction of the conditions precedent. If Seller elects not to extend the Closing, or the Closing is extended but the conditions precedent are not satisfied or waived notwithstanding such extension, then this Agreement shall terminate. The foregoing election by Seller shall be made in Seller's sole discretion. If this Agreement is terminated, then the parties shall thereafter be released from all further obligations under this Agreement, except those specifically provided herein to survive the termination of this Agreement.

     (a) If all conditions precedent to Seller's and Buyer's obligations to sell and purchase the Property, respectively, as set forth in this Agreement, have been satisfied or waived, as applicable by the respective parties, except the requirement that the Lender consent to the transfer of the Property and the Releases (collectively, the "REQUIRED LENDER CONSENTS"), and except for the "Settlement Statements" (as defined in SCHEDULE "W") and any other documents that cannot practically be delivered until the actual Closing Date is known, then the following provisions shall apply:

          (i) Seller, in its sole discretion, may extend the Closing of the transaction contemplated under this Agreement for up to thirty (30) days to permit Buyer and Seller to acquire the Required Lender Consents; or,

          (ii) If Seller elects not to extend the Closing, or if the Closing is extended but the Required Lender Consents are not received within the extension period, then, notwithstanding such extension, Seller shall, upon written notice to Buyer, elect either to:

               (1) Terminate this Agreement, in which event the Parties shall thereafter be released from all further obligations under this Agreement, except those specifically provided herein to survive the termination of this Agreement; or

               (2) Require that the Property be closed in escrow, pursuant to an escrow agreement between the Seller and Buyer in the form of EXHIBIT "C" hereto (the "ESCROW AGREEMENT"), pending either: (i) receipt of the Required Lender Consents; or (b) defeasance or satisfaction of such Mortgage by Buyer in accordance with this Section 7(a). The terms of defeasance or satisfaction of the Mortgage are summarized on SCHEDULE "B-2", provided that such exhibit is intended as a summary only and the terms of Buyer's obligation to defease or satisfy the Mortgage shall be in accordance with the Mortgage and/or Loan Documents.

The foregoing election by Seller shall be made in Seller's sole discretion.

          (iii) If the Closing is deferred under this Section 7(a), on or before Closing Date, Buyer shall deposit into escrow with the closing agent, the full Purchase Price for the Property, together with all additional amounts necessary, in Seller's reasonable determination, for satisfaction or defeasance of the Mortgage (including all amounts required for defeasance, yield maintenance, and prepayment penalties as summarized on SCHEDULE "B-2", as well as additional costs for payment other than on a regularly scheduled Mortgage payment date, or otherwise as applicable) (collectively referred to herein as the "DEFEASANCE DEPOSIT"). Provided that Buyer has made a full and timely deposit of the Defeasance Deposit with the closing agent, and provided further that there is a reasonable likelihood of obtaining the Required Lender Consents within fifteen
(15) days following the Closing Date, as determined by Buyer in its reasonable discretion, then Buyer shall have the right, upon written notice delivered to Seller with the Defeasance Deposit, to have Seller forebear, for a period of fifteen (15) days following the Closing Date, from delivering notice to the Lender of the intent to satisfy or defease the Mortgage ("BUYER'S EXTENSION"). With the exception of the "Settlement Statements" (as defined in SCHEDULE "W") and any other documents that cannot practically be delivered until the actual Closing Date is known, all other documents and deliverables required under this Agreement shall be deposited with the closing agent on or before the Closing Date. If the Required Lender Consents are not received at the expiration of the Buyer's Extension Period, or if Buyer does not elect to extend the Closing, then Seller shall give written notice to the Lender, within five (5) days after Closing or five (5) days after the expiration of Buyer's Extension, as applicable, that the Mortgage will be satisfied or defeased (as applicable). At the expiration of the Lender's notice period for satisfaction or defeasance of the Lender's Mortgage, or earlier if agreed to by the Lender, the closing agent will disburse to the Lender the amounts necessary to defease or otherwise satisfy the Mortgage and disburse the balance of the Defeasance Deposit in accordance with the Escrow Agreement.

     (b) At Closing, Seller and Buyer will deliver (or cause to be delivered) to each other the documents, and will take the actions, set forth on SCHEDULE "V".

     (c) The Purchase Price for the Property shall be subject to prorations as set forth in SCHEDULE "W".

     (d) Buyer agrees to indemnify Seller with respect to the request for the Lender's approval of this transaction as set forth in SCHEDULE "X".

8. Closing Costs. Buyer shall be responsible for (i) the costs associated with all inspections performed by Buyer with respect to the Seller and/or the Property, (ii) the costs to obtain title insurance commitments, the premiums on the owner's coverage on the title insurance policies and any endorsements issued to Buyer pursuant to the commitments, and the costs of any lender's policy or endorsements; (iii) the cost of any surveys of the Property (if obtained by Buyer); (iv) the costs of recording any closing documents, including (without limitation) all documentary stamps, transfer taxes and other such costs; (v) all loan costs and fees charged by the Lender with regard to Lender's approval of the transfer of the Property (to the extent that the Lender imposes assumption fees in connection with the transfers of the Property, Seller shall reasonably cooperate with Buyer to attempt to get such fees reduced or waived; however, Buyer hereby acknowledges and agrees that any such fees shall be the sole responsibility of Buyer); and (vi) the reimbursement to Seller of all financing fees and costs shown on SCHEDULE "Y". Each Party shall be responsible for payment of its own legal fees, except as otherwise provided herein.

9. Covenants of Seller.

     (a) Seller will, during the term of this Agreement, operate the Property in a manner consistent with prior operations from the Effective Date through the Closing Date or earlier termination of this Agreement.

     (b) At or prior to the Closing, Seller shall promptly notify Buyer of any material change in any condition with respect to the Property or of any event or circumstance of which Seller becomes aware that makes any representation or warranty of Seller to Buyer that is required to be true at Closing under this Agreement materially untrue or materially misleading, or that makes any covenant of Seller under this Agreement incapable or less likely of being performed, it being understood that the obligation to provide notice to Buyer under this Section shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants under this Agreement which breach is directly caused by Seller.

     (c) Prior to the termination of this Agreement by either Seller or Buyer in accordance with the terms hereof, no party hereto shall negotiate or enter into any agreement with respect to the sale of the Property with any person or entity other than Buyer, either directly or indirectly through Seller's agents, employees, partners or directors.

10. Condemnation and Insurance.

     (a) If, prior to the Closing Date, any portion of the Property (i) is destroyed or damaged and the cost to rebuild or repair the Property exceeds Five Percent (5%) of the Purchase Price, as reasonably estimated by a contractor retained by Buyer and reasonably acceptable to Seller, or (ii) becomes the subject of any condemnation or eminent domain proceedings, which reduces the value of the Property by more than Five Percent (5%) of the Purchase Price, as reasonably estimated by an appraiser retained by Buyer and reasonably acceptable to Seller, then Seller shall promptly notify Buyer of the same and Seller shall elect to: (1) terminate this Agreement, and the Parties shall thereafter be released from all further obligations under this Agreement, except those obligations specifically provided herein to survive the termination of this Agreement, or (2) consummate this transaction with no reduction in the Purchase Price, in which event Seller will deliver to Buyer at Closing a duly executed assignment of Seller's interest in any award made or to be made in connection with such condemnation or eminent domain proceedings or a duly executed assignment of Seller's claim in any insurance proceeds (including without limitation, any business income insurance proceeds) made or to be made in connection with such damage or destruction. Except as set forth above, risk of loss to the Property from fire or other casualty or condemnation shall be borne by Seller until the Closing.

     (b) If, prior to the Closing Date, any portion of the Property is destroyed or damaged resulting in a total rent abatement or a partial rent abatement exceeding fifteen percent (15%) of the rentals provided under the Leases for the Property, Seller shall have (i) the rights set forth in clauses (1) and (2) of
Section 10(a) above, and (ii) the right, if Seller elects not to terminate this Agreement, upon written notice to Buyer to extend the Closing for a period not to exceed sixty (60) days from the date of such damage or destruction.

     (c) Seller will, at all times following the execution and delivery of this Agreement and until the Closing, maintain in full force, liability and hazard insurance with respect to the Property.

11. Default/Guarantor.

     (a) If Seller fails to fulfill any of its respective obligations under this Agreement, including the obligation to convey the Property to Buyer in accordance with this Agreement, then Buyer will have the right to receive liquidated damages from Seller, in which event, Seller shall pay Buyer the total maximum sum of One Hundred Thousand Dollars ($100,000.00) for any one or more breaches of this Agreement (i.e., the total amount for which Seller may be liable in the aggregate shall be $100,000.00 regardless of the number of breaches), as liquidated damages and not as a penalty, to compensate Buyer for its damages as a result of Seller's breaches of this Agreement. The Parties acknowledge that Buyer's actual damages as a result of Seller's breaches of this Agreement would be difficult, if not impossible, to ascertain, and this amount represents the Parties' agreement as to the liquidated damages due to Buyer. The right of Buyer to receive liquidated damages as provided in this Section 11(a) shall terminate in the event that Closing occurs, and thereafter Buyer's remedies for any of Seller's breaches of this Agreement shall be such remedies as may be available at law or in equity; provided, however, that regardless of whether any breaches or defaults by Seller under this Agreement occur pre-Closing or post-Closing, in no event will Seller be liable for any consequential, speculative, or punitive damages for any breaches of or defaults under this Agreement.

     (b) If Buyer fails to fulfill any of its respective obligations under this Agreement, including (without limitation) the obligation to purchase the Property from Seller in accordance with this Agreement, then Seller will have the right (i) to file an action for specific performance of this Agreement that compels Buyer to consummate the transactions and perform in strict accordance with the terms and conditions of this Agreement, provided Seller in its sole discretion may waive any such terms or conditions; or (ii) Seller may elect to receive liquidated damages from Buyer, in which event Buyer shall pay to Seller the sum of Three Hundred Thousand Dollars ($300,000.00) for any one or more breaches of this Agreement (i.e., the total amount for which Buyer may be liable in the aggregate shall be $300,000.00 regardless of the number of breaches), as liquidated damages and not as a penalty to compensate Seller for its damages as a result of Buyer's breach(es) of this Agreement. The Parties acknowledge that Seller's actual damages as a result of Buyer's breaches of this Agreement would be difficult, if not impossible, to ascertain, and this amount represents the Parties' agreement as to the liquidated damages due to Seller in the aggregate. The right of Seller to receive liquidated damages as provided in this Section 11(b) shall terminate in the event that Closing occurs, and thereafter Seller's remedies for any of Buyer's breaches of this Agreement shall be such remedies as may be available at law or in equity; provided, however, that regardless of whether any breaches or defaults by Buyer under this Agreement occur pre-Closing or post-Closing, in no event will Buyer be liable for any consequential, speculative, or punitive damages for any breaches of or defaults under this Agreement.

     (c) Seller's Guarantor hereby agrees that it shall unconditionally guarantee Seller's obligation for the payment of the liquidated damages set forth in subsection (a) above. Simultaneously with the execution and delivery of this Agreement by Seller, Seller's Guarantor shall execute and deliver to Buyer a Guaranty in the form attached hereto as EXHIBIT "D". This provision shall survive the termination of this Agreement.

     (d) Buyer's Guarantor hereby agrees that it shall unconditionally guarantee all obligations of Buyer under this Agreement, including but not limited to, the payment of the liquidated damages set forth in subsection (b) above. Simultaneously with the execution and delivery of this Agreement by Buyer, Buyer's Guarantor shall execute and deliver to Seller a Guaranty in the form attached hereto as EXHIBIT "E". This provision shall survive the termination of this Agreement.

12. Notices. All notices, requests and other communications under this Agreement must be in writing and sent by U.S. registered or certified mail, postage prepaid and return receipt requested, overnight courier service, or telecopier, addressed as follows:

          If to Seller:   3801 PGA Boulevard, Suite 600
                          Palm Beach Gardens, Florida 33410
                          Attention:  Vice President
                          Telecopier No.: 561-622-4420

          With copy to:   Lawrence J. Diamond, P.A.
                          3801 PGA Boulevard, Suite 600
                          Palm Beach Gardens, Florida 33410

                          Attention: Lawrence J. Diamond
                          Telecopier No.: 561-630-9660

          If to Buyer:    c/o Windrose Medical Properties, L.P.
                          Attn: Fred Farrar, President
                          3502 Woodview Trace, Suite 210
                          Indianapolis, IN 46268
                          Telecopier No.: 317-860-9190

          With copy to:   Daniel R. Loftus, Esq.
                          General Counsel
                          Windrose Medical Property Trust
                          3502 Woodview Trace, Suite 210
                          Indianapolis, IN 46268
                          Telecopier No.: 317-860-8874

     All notices will be deemed received three (3) days after mailing; one (1) day after delivery to an overnight courier service; or the same day, if telecopied, provided that the telecopier confirmation is received or is evidenced from the telecopy equipment of the sender.

13. Brokers. Seller and Buyer represent and warrant to each other that they have not dealt with any broker, finder or other intermediary in connection with the transaction contemplated by this Agreement. Each Party will indemnify and hold harmless the other party from and against any and all losses, damages, claims, costs and expenses (including attorney's fees and expenses) in any way resulting from or connected with any claims or suits for any broker's commission, finder's fee or other like compensation, made or brought by any other person or entity claiming to have dealt with the such party in breach of the foregoing representation.

14. Assignment. Buyer shall have the right, upon prior written notice to Seller, to assign this Agreement to any entities controlled by, in control of or under common control with Buyer (each a "PERMITTED ASSIGNEE"), provided that such assignment shall not relieve Buyer of its obligations hereunder, and provided further that, at the time of such assignment, Buyer, Buyer's Guarantor and the Permitted Assignee shall execute and deliver to Seller a written agreement pursuant to which Buyer unconditionally assigns its interests in this Agreement to the Permitted Assignee, the Permitted Assignee unconditionally assumes and agrees to perform all of the obligations of Buyer pursuant to this Agreement, and Buyer and Buyer's Guarantor re-affirm their continuing liability for all obligations of Buyer under this Agreement. Other than the Permitted Assignee, Buyer shall not assign any or all of its rights and obligations pursuant to this Agreement (whether by direct or indirect transfer or assignment) without Seller's prior written consent, which may be granted or withheld in Seller's sole discretion. Notwithstanding anything to the contrary contained herein, no permitted assignment shall be of any force and effect, if as a result thereof, any third party approvals or consents required hereunder are adversely affected. Notwithstanding the foregoing, assignment by Buyer to any additional entities to be formed for purposes of these transactions by Windrose Medical Property, L.P. shall be Permitted Assignees and assignment of Buyer's rights to such assignees shall not require prior written notice to Seller, provided that such Permitted Assignees are owned and controlled by Windrose Medical Property, L.P., and such Permitted Assignees join in this Agreement by written acknowledgment to Seller as provided above.

15. Miscellaneous.

     (a) Invalidity. In the event any term or provision of this Agreement is determined by appropriate judicial authority to be illegal or otherwise invalid, such provision shall be given its nearest legal meaning or be construed as deleted as such authority determines, and the remainder of this Agreement shall be construed to be in full force and effect.

     (b) Entire Understanding; No Oral Modification. This Agreement and the exhibits hereto contain the entire understanding between the Parties hereto and may not be changed or terminated orally.

     (c) Waiver. Any waiver by any Party of any provision of this Agreement or breach thereof will not operate or be construed as a waiver of any other provision or subsequent breach thereof. Any waiver by of a Party must be in writing to be effective.

     (d) Post-Closing Default/Attorney's Fees. In the event that a Party defaults after the Closing in its obligations under this Agreement that survive the Closing, then the non-defaulting Party may pursue any right or remedy available to such non-defaulting Party for the period permitted under this Agreement; provided however, that a defaulting Party shall not be liable for any consequential, speculative or punitive damages for any post-Closing breach or default under this Agreement. In the event of any litigation between the Parties over the terms of this Agreement, the non-prevailing Party will pay all reasonable attorney's fees and costs at all levels to the prevailing Party. Wherever provision is made in this Agreement for "attorneys' fees," such term shall be deemed to include accountants' and attorneys' fees and court costs, whether or not litigation is commenced, including those for appellate and post-judgment proceedings and for paralegals and similar persons.

     (e) Florida Law; Binding Effect; Jurisdiction and Venue. The laws of the State of Florida shall govern the interpretation, enforcements and performance of this Agreement. Seller and Buyer agree and consent to the exclusive jurisdiction of the circuit courts of Palm Beach County, Florida, and/or of the United States District Court for the Southern District of Florida, whichever may be appropriate in any and all actions or proceedings arising directly or indirectly under this Agreement. Furthermore, Seller and Buyer agree that the execution and performance of this Agreement constitute sufficient contact with Florida for the purposes of establishing personal jurisdiction in Florida. By execution of this Agreement, each of the undersigned hereby waives any and all defenses it may have to claim a lack of personal jurisdiction by Florida courts. The Parties also waive all claims to the right of venue in any court outside of the State of Florida.

     (f) Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which, together, will constitute one and the same document. A facsimile signature shall be deemed to be an original.

     (g) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY CLAIMS ARISING OUT OF THIS AGREEMENT.

     (h) Preparation of Agreement. Each Party has participated fully in the negotiation and preparation of this Agreement with full benefit of counsel. Accordingly, this Agreement shall not be more strictly construed against any Party.

     (i) References and Captions. Whenever used in this Agreement, the singular shall include the plural, the plural shall include the singular, any gender shall include every other and all genders, and captions and paragraph headings shall be disregarded. The captions in this Agreement are for the convenience of reference only and shall not be deemed to alter any provision of this Agreement. All references in this Agreement to exhibits, schedules, paragraphs, subparagraphs and sections refer to the respective subdivisions of this Agreement, unless the reference expressly identifies another document. Typewritten or handwritten provisions, which are inserted in or attached to this Agreement as addenda or riders shall control all printed or pretyped provisions of this Agreement with which they may be in conflict.

     (j) Time Periods. Any time period provided for in this Agreement that shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. (Indianapolis Time) of the next full business day.

     (k) Binding Agreement. All of the terms of this Agreement shall be binding upon and shall inure to the benefit of the Parties to this Agreement and their respective successors and assigns.

     (l) Announcements. Seller acknowledges and agrees that, upon execution and delivery of this Agreement by all of the Parties, Buyer shall issue a press release and shall file with the SEC Form 8-K, and that Buyer shall have the right thereafter to make such further announcements (including press releases) and disclosures regarding this Agreement as required by SEC requirements or as directed by Buyer's securities counsel.

                      (SIGNATURES APPEAR ON FOLLOWING PAGE)

     IN WITNESS WHEREOF, the undersigned have dully executed this Agreement of the Effective Date.

SELLER:

AZ-TEMPE LUKE LIMITED PARTNERSHIP,
a Florida limited partnership

By: AZ-TEMPE LUKE, INC., a Florida
corporation, its sole general partner


By: /s/ Daniel S. Messina
    ---------------------------------
Name: Daniel S. Messina
Title: Vice President


BUYER:

WINDROSE TEMPE PROPERTIES, L.P.,
a Delaware limited partnership

BY: Its Managing Member
WMPT TEMPE MANAGEMENT, L.L.C.,
a Delaware limited liability company


By: /s/ Daniel R. Loftus
    ---------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President

JOINDER OF GUARANTORS

     The undersigned, as Buyer's Guarantor and Seller's Guarantor, hereby join in this Agreement solely for the purposes specified therein with respect to Buyer's Guarantor and Seller's Guarantor, respectively.

WINDROSE MEDICAL PROPERTIES TRUST,
a Maryland REIT


By: /s/ Daniel R. Loftus
    ---------------------------------
Name: Daniel R. Loftus
Title: Executive Vice President


MEDICAL OFFICE PORTFOLIO LIMITED
PARTNERSHIP, a Florida limited partnership

By: MEDICAL PORTFOLIO INVESTORS
LIMITED PARTNERSHIP, a Florida limited partnership,
General Partner of Medical Office Portfolio Limited Partnership

By: MEDICAL PORTFOLIO EQUITY CORPORATION,
a Florida corporation, General Partner of Medical Portfolio
Investors Limited Partnership

By: /s/ Daniel S. Messina
    ---------------------------------
Name: Daniel S. Messina
Title: Vice President

                                LIST OF EXHIBITS

Exhibit "A"   Land

Exhibit "B"   Ground Lease

Exhibit "C"   Escrow Agreement

Exhibit "D"   Seller's Guaranty

Exhibit "E"   Buyer's Guaranty

                                    EXHIBIT A


Lot 2, TEMPE ST. LUKES HOSPITAL, a subdivision recorded in Book 497 of Maps, page 4, records of Maricopa County, Arizona.

                                   EXHIBIT "B"

                                      TEMPE

                                  GROUND LEASE

                                  GROUND LEASE
                                     BETWEEN

                           MEDITRUST OF ARIZONA, INC.,
                             A DELAWARE CORPORATION,

                                       AND

                 TEMPE ST. LUKE'S INVESTORS LIMITED PARTNERSHIP
                         AN ARIZONA LIMITED PARTNERSHIP


                          Dated as of January 22, 1996

                   (Tempe St. Luke's Hospital, Tempe, Arizona)

                                TABLE OF CONTENTS

 RECITALS..............................................................................1

 ARTICLE 1 - DEMISE OF GROUND LEASED PREMISES..........................................1
                  SECTION 1.1.      GROUND LEASED PREMISES.............................1
                  SECTION 1.2.      TAXABLE PARCEL.....................................1
                  SECTION 1.3.      LESSOR'S WARRANTY OF TITLE.........................1
                  SECTION 1.4.      QUIET ENJOYMENT....................................1
                  SECTION 1.5.      UTILITY EASEMENTS..................................2
                  SECTION 1.6.      PARKING AND ACCESS.................................2
                  SECTION 1.7.      DOCUMENTARY STAMP TAX AND INTANGIBLE TAX...........3

 ARTICLE 2 - LEASE TERM................................................................3
                  SECTION 2.1.      LEASE COMMENCEMENT.................................3
                  SECTION 2.2.      LEASE TERM.........................................3
                  SECTION 2.3.      RENT COMMENCEMENT..................................3
                  SECTION 2.4.      REVERSION..........................................3

 ARTICLE 3 - RENT, TAXES AND UTILITIES.................................................4
                  SECTION 3.1.      BASE ANNUAL RENT...................................4
                  SECTION 3.2.      TAXES..............................................4
                  SECTION 3.3.      UTILITIES..........................................5
                  SECTION 3.4.      NO SECURITY DEPOSIT................................5
                  SECTION 3.5.      DEVELOPMENT FEES...................................5
                  SECTION 3.6.      TRIPLE NET RENT....................................5

 ARTICLE 4 - USE OF PREMISES...........................................................6
                  SECTION 4.1.      PRIMARY USE........................................6
                  SECTION 4.2.      TERMINATION IF USE BECOMES UNLAWFUL,
                                    IMPOSSIBLE OR IMPRACTICAL..........................6
                  SECTION 4.3.      HAZARDOUS MATERIALS................................6
                  SECTION 4.4.      OPERATION OF HOSPITAL..............................9

 ARTICLE 5 - [INTENTIONALLY OMITTED]...................................................10

 ARTICLE 6 - ENCUMBRANCE OF LEASEHOLD ESTATE AND FEE ESTATE............................10
                  SECTION 6.1.      LESSEE'S RIGHT TO ENCUMBER.........................10
                  SECTION 6.2.      LESSEE'S OBLIGATIONS...............................10
                  SECTION 6.3.      RIGHTS OF LEASEHOLD MORTGAGEE......................10
                  SECTION 6.4.      NOTICES............................................11
                  SECTION 6.5.      SUBORDINATION OF FEE ESTATE........................11

 ARTICLE 7 - MAINTENANCE...............................................................13
                  SECTION 7.1.      MAINTENANCE OF GROUND LEASED PREMISES..............13
                  SECTION 7.2.      EMERGENCY REPAIRS..................................13
                  SECTION 7.3.      APPROVAL OF MANAGEMENT COMPANY.....................13

 ARTICLE 8 - MECHANICS' UENS...........................................................13
                  SECTION 8.1.      PROHIBITION OF LIENS ON FEE OR
                                    LEASEHOLD INTEREST.................................13
                  SECTION 8.2.      REMOVAL OF LIENS BY LESSEE.........................13

 ARTICLE 9 - CONDEMNATION..............................................................14
                  SECTION 9.1.      INTERESTS OF PARTIES ON CONDEMNATION...............14
                  SECTION 9.2.      TOTAL TAKING - TERMINATION.........................14
                  SECTION 9.3.      PARTIAL TAKING - TERMINATION.......................14
                  SECTION 9.4.      PARTIAL TAKING - CONTINUATION WITH
                                    RENT ABATEMENT.....................................14
                  SECTION 9.5.      PARTIAL TAKING - AWARD.............................14
                  SECTION 9.6.      ALLOCATION OF AWARD................................14
                  SECTION 9.7.      VOLUNTARY CONVEYANCE...............................15

 ARTICLE 10-ASSIGNMENT AND SUBLEASE....................................................15
                  SECTION 10.1.     LIMITATION ON ASSIGNMENT AND SUBLETTING............15
                  SECTION 10.2.     LEASES TO TENANTS OF THE MOB.......................16

 ARTICLE 11 - INSURANCE AND INDEMNIFICATION............................................16
                  SECTION 11.1.     COMPREHENSIVE LIABILITY INSURANCE..................16
                  SECTION 11.2.     FIRE AND EXTENDED COVERAGE PROPERTY
                                    INSURANCE..........................................16
                  SECTION 11.3.     WAIVER OF SUBROGATION..............................17
                  SECTION 11.4.     INDEMNIFICATION....................................17

 ARTICLE 12 - DAMAGE AND DESTRUCTION...................................................17
                  SECTION 12.1.     LESSEE'S DUTY TO RESTORE PREMISES..................17
                  SECTION 12.2.     OPTION TO TERMINATE LEASE FOR DESTRUCTION..........18
                  SECTION 12.3.     APPLICATION OF INSURANCE PROCEEDS..................18

 ARTICLE 13 - DEFAULTS AND REMEDIES....................................................19
                  SECTION 13.1.     DEFAULTS...........................................19
                  SECTION 13.2.     REMEDIES...........................................20
                  SECTION 13.3.     REMEDIES CUMULATIVE................................21
                  SECTION 13.4.     LESSEE'S LIABILITY AFTER DEFAULT...................21
                  SECTION 13.5.     HOLDOVER...........................................21
                  SECTION 13.6.     RIGHT OF OHP TO ASSUME LEASE.......................22

 ARTICLE 14 - SURRENDER AND REMOVAL....................................................22
                  SECTION 14.1.     SURRENDER OF POSSESSION............................22
                  SECTION 14.2.     LESSEE'S QUITCLAIM.................................22

 ARTICLE 15-[INTENTIONALLY OMITTED]....................................................22

 ARTICLE 16 - GENERAL PROVISIONS
                  SECTION    16.1.  CONDITIONS AND COVENANTS..........................23
                  SECTION    16.2.  SURVIVAL OF INDEMNITIES............................23
                  SECTION    16.3.  NO WAIVER OF BREACH................................23
                  SECTION    16.4.  INTENTIONALLY OMITTED..............................23
                  SECTION    16.5.  UNAVOIDABLE DELAY-FORCE MAJEURE....................23
                  SECTION    16.6.  NOTICES............................................23
                  SECTION    16.7.  GENDER.............................................24
                  SECTION    16.8.  CAPTIONS...........................................24
                  SECTION    16.9.  ENTIRE AGREEMENT...................................24
                  SECTION    16.10. WAIVER AMENDMENT...................................24
                  SECTION    16.11. ATTORNEY'S FEES....................................24
                  SECTION    16.12. TIME...............................................24
                  SECTION    16.13. GOVERNING LAW......................................24
                  SECTION    16.14. BINDING EFFECT.....................................24
                  SECTION    16.15. EXECUTION OF OTHER INSTRUMENTS.....................25
                  SECTION    16.16. SEVERABILITY.......................................25
                  SECTION    16.17. COUNTERPARTS.......................................25
                  SECTION    16.18. ESTOPPEL CERTIFICATE...............................25
                  SECTION    16.19. GOOD STANDING......................................25
                  SECTION    16.20. MEMORANDUM OF LEASE................................25
                  SECTION    16.21. WAIVER OF TRIAL BY JURY............................25

EXHIBITS

EXHIBIT "A" - LEGAL DESCRIPTION OF LAND
EXHIBIT "B" - LEGAL DESCRIPTION OF GROUND LEASED PREMISES
EXHIBIT "C" - PERMITTED ENCUMBRANCES
EXHIBIT "D" - FORM OF APPROVED TENANT LEASE
EXHIBIT "E" - MEMORANDUM OF LEASE

                                  GROUND LEASE


         THIS GROUND LEASE ("LEASE") is made and entered into by MEDITRUST OF ARIZONA, INC., a Delaware corporation ("LESSOR") and TEMPE ST. LUKE'S INVESTORS LIMITED PARTNERSHIP, an Arizona limited partnership ("LESSEE"), dated as of January 22, 1996 (the "EFFECTIVE DATE").

                                    RECITALS

         This Lease is entered into upon the basis of the following facts, understandings and intentions of the parties:

         A. Lessor is the fee owner of that certain real property consisting of approximately 11.2325 acres (the "LAND"), a portion of which is improved with Tempe St. Luke's Hospital and related facilities, located in the County of Maricopa, State of Arizona. The Land is legally described in EXHIBIT "A" attached hereto and incorporated herein by this reference.

         B. Lessor desires to lease to Lessee, as the Ground Leased Premises (the "GROUND LEASED PREMISES"), that certain portion of the Land designated for construction of A medical office building on that certain site plan for Tempe St. Luke's New Medical Office Building prepared by The Orcutt/Winslow Partnership under Job Number 95066 and dated June 30,1995, as the same may be amended from time to time (the "SITE PLAN"), and Lessee desires to lease the Ground Leased Premises from Lessor in order for Lessee to cause the construction of and own, manage and operate a new medical office building (the "MOB") with approximately 62,300 gross square feet. The Ground Leased Premises is legally described on EXHIBIT "B", and has been approved by Lessor and Lessee.

         C. The parties desire to establish the terms and conditions of the Lease to fulfill the foregoing objectives.

         NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the foregoing recitals are true and correct and incorporated herein by this reference, and further agree as follows:


                  ARTICLE 1 - DEMISE OF GROUND LEASED PREMISES

         Section 1.1. Ground Leased Premises. Lessor, for and in consideration of the rents, covenants and conditions herein set forth, does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the Ground Leased Premises, subject to the terms, conditions and provisions hereof.

         Section 1.2 Taxable Parcel. Lessee shall undertake all reasonable actions necessary to identify the Ground Leased Premises as a separate taxable parcel, in compliance with applicable state and local laws.

         Section 1.3. Lessor's Warranty of Title. Lessor hereby represents and warrants that it is the fee owner of the Ground Leased Premises.

         Section 1.4. Quiet Enjoyment. Lessor covenants and agrees that Lessee, upon paying the rent and other charges herein provided and observing and keeping the covenants, conditions, and terms of this Lease on Lessee's part to be kept or performed, shall lawfully and quietly hold, occupy and enjoy the



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Ground Leased Premises during the "Term" (which term is hereinafter defined) of this Lease without hindrance of Lessor or any person claiming under Lessor. Notwithstanding the foregoing, Lessor hereby retains the right to enter upon and inspect the Ground Leased Premises and MOB at reasonable times and upon reasonable notice, and each lease with the physician tenant occupants of the MOB shall contain a provision as to this reserved right. Lessor further reserves the right to enter upon the Ground Leased Premises and MOB, without prior notice, in the event of an emergency condition or situation, as reasonably determined by Lessor.

         Section 1.5. Utility Easements.

                  Section 1.5.1. Easement Agreements. Lessee shall have the right to enter into agreements with utility companies creating easements in favor of such companies as are required in order to service the MOB to be constructed on the Ground Leased Premises; provided, however, that any such easements (i) may only be located within those areas of the Land which will not interfere with any improvements now located upon the Land or constructed in connection with the MOB, or the location of easements and utilities now and hereafter servicing the improvements existing upon the Land; (ii) have been approved by Lessor as to their location and the form of the easement agreement, in Lessor's sole discretion; and (iii) may only be granted as non-exclusive easements. Lessor agrees to join in the grant of any such utility easements and to execute any and all documents, agreements and instruments in order to effectuate the same, all at Lessee's cost and expense. Lessor agrees not to unreasonably withhold its consent to any proposed utility easement joinder so long as the easement is approved by and acceptable to Lessor as described above. In addition, Lessee agrees, where requested by Lessor, to join in the grant of such easements and to execute any and all documents, agreements, and instruments and to take all other actions in order to effectuate the same in the event Lessee's joinder is required in connection with any easements affecting any portion of the Land. The parties agree to use reasonable efforts to cause any encumbrances on the Ground Leased Premises to be subordinate to such easements, as may be required by any utility companies.

                  Section 1.5.2. Additional Easement Rights and Obligations. With regard to the utility easements referred to herein, Lessee shall (i) have the right to cause the construction of the utility improvements by Dasco Development Corporation, a Florida corporation, which is an affiliate of Lessee and is constructing the MOB on behalf or Lessee ("DASCO"), or the utility company, as the case may be; and (ii) maintain the utility easement areas subject to and in accordance with the easement agreements and the "DEA" (as defined below).

                  Section 1.6. Parking and Access. Lessor and Lessee hereby agree that they will enter into a declaration of easement agreement ("DEA"), wherein easements for parking, access, ingress and egress, and utilities will be granted for the benefit of the Ground Leased Premises over the parking areas existing from time to time upon the Land, subject to and in accordance with the terms of the DEA. Under the DEA, Lessor will retain the right to relocate the parking areas and internal roadways from time to time so long as such relocation does not materially interfere with the easements granted under the DEA.

                  Section 1.6.1. Reciprocal Parking. With respect to the parking areas from time to time located on the Land, the parking rights for the benefit of the Ground Leased Premises will be in common with all other parties permitted by Lessor to use those parking areas. The DEA will provide for the right of Lessor to establish rules and regulations governing the use of the parking areas upon the Land subject thereto.

                  Section 1.6.2. Construction Rights. In addition to the parking, access and utility rights to be granted under the DEA, the DEA will also provide for and grant to Lessee the right to construct or




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



cause the construction of the parking areas depicted on the Site Plan, as well as all approved internal roadways for ingress and egress and utilities.

         Section 1.7. Documentary Stamp Tax and Intangible Tax. Notwithstanding anything in this Lease to the contrary, in the event that at any time this Lease is determined to be a taxable instrument, or represent a taxable transaction by the State of Arizona under provisions relating to documentary stamp tax or intangible tax, then payment of any such tax or taxes shall be the sole obligation of Lessee.


                             ARTICLE 2 - LEASE TERM

         Section 2.1. Lease Commencement. The effective commencement date of this Lease ("LEASE COMMENCEMENT DATE") shall be the date of closing of the construction/permanent loan from Meditrust Mortgage Investments, Inc., a Delaware corporation, to Lessee for construction of the MOB. Prior to the Lease Commencement Date, Lessee shall not have any possessory, legal or equitable right, title or interest in or to the Ground Leased Premises or any of the Land to be subject to the DEA; however, Lessee (i) may market the MOB to be constructed upon the Ground Leased Premises to potential physician tenants; and
(ii) shall be bound to Lessor for all of the indemnities described in this Lease.

         Section 2.2. Lease Term. The term of this Lease shall be for a period of one hundred (100) years, commencing on the Lease Commencement Date. The last day of the Term of this Lease shall be the day immediately preceding the one hundredth (100th) anniversary of the Lease Commencement Date (the "EXPIRATION DATE"), unless sooner terminated as herein provided.

         Section 2.3. Rent Commencement. Notwithstanding the provisions of
Section 2.2 herein, rental payments shall commence on the Lease thirty (30) days after certificates of occupancy for interior improvements have been issued for fifty percent (50%) of the rentable square footage in the MOB (the "RENT COMMENCEMENT DATE"). When the Rent Commencement Date is determined, Lessee agrees, not later than ten (10) days following Lessor's request, to execute and deliver to Lessor a written declaration, in form satisfactory to Lessor, confirming the Rent Commencement Date. Lessor shall acknowledge its receipt of Lessee's declaration by signing a copy of such declaration and returning such acknowledgement to Lessee.

         Section 2.4. Reversion. At the Expiration Date or sooner termination of this Lease, whether by default, eviction, or otherwise, the MOB, Ground Leased Premises and all other improvements upon the Ground Leased Premises shall, without compensation to Lessee or any other party, then become the sole property of Lessor or Lessor's designee, free and clear of all claims to or against them by Lessee or any third person, and all liens, security interests, and encumbrances, other than the encumbrances set forth in Exhibit "C" attached hereto and made a part hereof and any other encumbrances or liens expressly agreed to by Lessor (the "PERMITTED ENCUMBRANCES"), and Lessee shall defend and indemnify Lessor against all liability and loss, including but not limited to attorneys' fees and costs through litigation and all appeals, arising from claims, liens, security interests and encumbrances other than the Permitted Encumbrances and from Lessor's exercise of the rights conferred by this section. All alterations, improvements, additions and utility installations (whether or not such utility installation constitutes trade fixtures of Lessee) which may be made on the Ground Leased Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Ground Leased Premises at the Expiration Date or sooner termination of this Lease. Notwithstanding the provisions of this paragraph, the machinery and equipment of Lessee or any tenant of the MOB, other than that which is affixed to the Ground Leased Premises so that it cannot be removed without damage to the Ground Leased Premises, shall remain the property of Lessee or such tenant, as may be applicable, and may be removed; provided, however, that


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


Lessee removes or causes its removal by the Expiration Date. Without hereby implying or suggesting any consent by Lessee to a sublease of the whole of the Ground Leased Premises other than as expressly permitted herein (which consent is subject to the terms of Article 10 of this Lease), all subleases of all or any portion of the Ground Leased Premises and all MOB leases of the physician tenants of the MOB shall contain reversion language pertaining to the MOB in accordance with the terms of this Section 2.4.


                     ARTICLE 3 - RENT, TAXES AND UTILITIES

         Section 3.1. Base Annual Rent. Lessee agrees to pay Lessor, for the use and occupancy of the Ground Leased Premises, "BASE ANNUAL RENT" in the amount of One Hundred and 00/100 Dollars ($100.00), payable in one annual installment in advance on the Rent Commencement Date and each anniversary of the Rent Commencement Date the Term; provided, however, that no rent shall accrue or become due and payable until the Rent Commencement Date pursuant to Section 2.3. Simultaneously with and in addition to payment of Base Annual Rent, Lessee agrees to pay any applicable sales tax due on the rent. There shall be no increases in the Base Annual Rent. The term "RENT," as used herein, shall mean Base Annual Rent and any additional rent due and payable hereunder.

         Section 3.2. Taxes.

                  Section 3.2.1. Real and Personal Property. From and after the Rent Commencement Date of this Lease, Lessee shall pay or cause to be paid, without abatement, deduction, or offset, the following items: All real and personal property taxes, general and special assessments, and all other charges, assessments and taxes of every description, levied on or assessed against the Ground Leased Premises, the MOB and other improvements located on the Ground Leased Premises; personal property located on or in the Ground Leased Premises, the MOB or improvements; the leasehold estate, or any subleasehold estate, to the full extent of installments assessed during the Term. Notwithstanding anything herein to the contrary, Lessee shall be obligated to pay for all development and impact fees for the MOB, and all related construction and development expenses for the MOB, from and after the Effective Date. Lessee shall make all such payments directly to the appropriate charging or taxing authority at least fifteen (15) days before delinquency and before any fine, interest, or penalty shall become due or be imposed by operation of law for their nonpayment. If, however, the law expressly permits the payment of any or all of the above items in installments (whether or not interest accrues on the unpaid balance), Lessee may, at Lessee's election, utilize the permitted installment method, but shall pay each installment with any interest at least fifteen (15) days before delinquency and before any fine, interest, or penalty shall become due or be imposed by operation of law for their nonpayment. All payments of taxes or assessments or both, including permitted installment payments, shall be prorated for the initial Lease year and for the year in which the Lease terminates.

                  Section 3.2.2. Calculation of Real Estate Taxes. The parties acknowledge that, as of the Effective Date, there is no separate real estate tax bill for the Ground Leased Premises. Lessor and Lessee agree that Lessee shall be responsible for the real estate taxes attributable to the Ground Leased Premises as improved with the MOB. In this regard, Lessee agrees to diligently obtain all documents necessary to make this determination, at its expense, including but not limited to a copy of the assessment card on file with the applicable county, which should reflect the allocation of the real estate assessment for tax purposes among the MOB, the Land, and all other buildings upon the Land. During any period following the Rent Commencement Date that the Ground Leased Premises is not separately assessed, Lessee shall be obligated to pay the taxes due on its pro rata share, on a square footage basis, of the assessed value of the Land, together with the taxes due on one hundred percent (100%) of the assessed value of the MOB.


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


                  Section 3.2.3. Proof of Compliance. Lessee shall furnish to Lessor, within five (5) days before the date when any tax, assessment, or charge (for which Lessee is responsible hereunder) would become delinquent, receipts or other appropriate evidence establishing payment thereof. Lessee shall, at its expense, retain a tax service to notify Lessor whether the taxes have been paid, and notice from said tax service shall satisfy this provision.

                  Section 3.2.4. Contesting Taxes. Lessee shall have the right to contest or review by legal proceedings, as permitted under applicable law, any assessed valuation, real estate tax, or assessment; provided that, unless Lessee has paid such tax or assessment under protest, Lessee shall furnish to Lessor (i) proof reasonably satisfactory to Lessor that such protest or contest may be maintained without payment under protest, and (ii) a surety bond or other security reasonably satisfactory to Lessor securing the payment of such contested item or items and all interest, penalty and cost in connection therewith upon the final determination of such contest or review. Lessor shall, if it determines it is reasonable to do so, and if so requested by Lessee, join in any proceeding for contest or review of such taxes or assessments, but the entire cost of such joinder in the proceedings (including all costs, expenses, and attorneys' fees reasonably sustained by Lessor in connection therewith) shall be borne by Lessee. Any amount already paid by Lessee and subsequently recovered as the result of such contest or review shall be for the account of Lessee.

         Section 3.3. Utilities. From and after the Lease Commencement Date, Lessee shall pay or cause to be paid all charges for water, heat, gas electricity, cable, trash disposal, sewers and any and all other utilities used upon the Ground Leased Premises throughout the Term, including without limitation any connection and servicing fees, permit fees, inspection fees, and fees to reserve utilities capacity.

         Section 3.4. No Security Deposit. No security deposit is required hereunder.

         Section 3.5. Development Fees. Lessor shall not have any liability or responsibility for development fees, impact fees or other similar fees or charges pertaining to or arising out of development of the MOB. Lessee shall pay all such fees or otherwise cause payment by the proper party responsible for payment. The failure to pay said fees when due will constitute an Event of Default hereunder.

         Section 3.6. Triple Net Rent. All Base Annual Rent payable hereunder shall be paid as "triple net" rent without deduction or offset. It is the intent of the parties, except as is otherwise provided in this Lease, that Base Annual Rent provided to Lessor shall be absolutely net to Lessor, and Lessee shall pay all costs, charges, insurance premiums, taxes, utilities, expenses and assessments of every kind and nature incurred for, against, or in connection with the Ground Leased Premises, including without limitation all assessments, both regular and special, which may be due to any property association by virtue of recorded declarations, covenants and restrictions affecting the Ground Leased Premises, as same may be amended from time to time, from and after the Rent Commencement Date, except as expressly stated herein. All such costs, charges, insurance premiums, taxes, utilities, expenses and assessments covering the Ground Leased Premises shall be approximately prorated upon the Rent Commencement Date and upon the expiration of this Lease, except for any expenses such as insurance premiums which are not being assumed by or transferred for the benefit of Lessor.


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


                           ARTICLE 4 - USE OF PREMISES

         Section 4.1. Primary Use. Lessee shall use or cause the use of the Ground Leased Premises for the operation of the MOB and such related and incidental uses thereto as permitted hereunder and for no other uses. No sublessee shall dispense any drugs or medicines to persons other than the sublessee's own patients. In the practice of medicine at the Premises, a sublessee shall have the right to perform only such laboratory tests and diagnostic procedures which are" ancillary and incidental to the care and treatment of a sublessee's patients, and not for third parties or for an independent profit motive. Prior to the installation and use of any diagnostic, laboratory or radiology equipment, a sublessee shall provide Lessor with a list of such equipment and its intended use; a list of any Hazardous Materials, as defined in Section 4.3.1 below, that will be used or generated in connection with such laboratory and/or diagnostic tests; and the sublessee's proposed procedures for the use, storage and disposal or any such Hazardous Materials, including (but not limited to) the procedure for silver recovery for any radiology equipment.

         Section 4.2. Termination if Use Becomes Unlawful, Impossible or Impractical. If it is or becomes unlawful for Lessee, or anyone holding under Lessee directly or indirectly, to maintain a medical office building on the Ground Leased Premises, or such use is declared unlawful, then Lessee shall have the right to terminate this Lease by giving Lessor within sixty (60) days of such occurrence, thirty (30) days written notice of such termination. In such event, rent, taxes and all other expenses directly related to the Ground Leased Premises will be prorated as of the date of termination. Lessee's failure to timely notify Lessor of such termination shall be deemed a waiver of such termination, in which event the Lease shall continue, provided that any change in use of the Ground Leased Premises is approved by Lessor, which approval may be withheld in its reasonable discretion. Because Lessor is, as of the Effective Date hereof, fee simple owner of the Land and improvements thereon which are located adjacent to the Ground Leased Premises, Lessor shall be deemed to be reasonably exercising its discretion if any such proposed change in use conflicts with, is detrimental in value to, or restricts in any way Lessor's use, enjoyment or ownership of the Land and improvements now or hereafter to be constructed thereon.

         Section 4.3. Hazardous Materials. For purposes of this Section 4.6 only, the term "Ground Leased Premises" shall include the adjacent portion of the Land which will constitute the parking facilities under the DEA as depicted on the Site Plan.

                  Section 4.3.1. Definitions. "HAZARDOUS MATERIALS" shall mean any material, substance or waste that is or has the characteristic of being hazardous, toxic, ignitable, reactive or corrosive, including, without limitation, petroleum, PCBs, asbestos, materials known to cause cancer or reproductive problems and those materials, substances and/or wastes, including infectious waste, medical waste, and potentially infectious biomedical waste, which are or later become regulated by any local governmental authority, the State of Arizona or the United States Government, including, but not limited to, substances defined as "hazardous substances," "hazardous materials," "toxic substances" or "hazardous wastes" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.: the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.; all corresponding and related State of Arizona and local Statutes, ordinances and regulations, including without limitation any dealing with underground storage tanks; and in any other environmental law" regulation or ordinance now existing or hereinafter enacted (collectively, "HAZARDOUS MATERIALS LAWS").

                  Section 4.3.2. [Intentionally Omitted]


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



                  Section 4.3.3. Use of Premises by Lessee; Remediation of Contamination Caused by Lessee.

                           (a) Use. Lessee hereby agrees that Lessee and
Lessee's officers, directors, employees, representatives, agents, contractors, subcontractors, successors, assigns, lessees, sublessees, concessionaires, invitees and any other occupants of the Ground Leased Premises (for purpose of this Section 4.6.3, referred to collectively herein as "Lessee's Representatives") shall not use, generate, manufacture, refine, produce, process, store or dispose of, on, under or about the Ground Leased Premises or transport to or from the Ground Leased Premises in the future for the purpose of generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting Hazardous Materials, except in compliance with all applicable Hazardous Materials Laws. Furthermore, Lessee shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for the storage or use by Lessee or any of Lessee's Representatives of Hazardous Materials on the Ground Leased Premises, including without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Ground Leased Premises. All leases of the MOB entered into by Lessee will contain use restrictions and limitations conforming to the terms of this Section 4.6, in form satisfactory to Lessor.

                           (b) Remediation. If at any time during the Lease Term
any contamination of the Ground Leased Premises by Hazardous Materials shall occur where such contamination is caused by the act or omission of Lessee or Lessee's Representatives ("LESSEE CONTAMINATION"), then Lessee, at its sole cost and expense, shall promptly and diligently remove such Hazardous Materials from the Ground Leased Premises, or the groundwater underlying the Ground Leased Premises, to the extent reasonably possible in accordance with the requirements of the applicable Hazardous Materials Laws and industry standards then prevailing in the Hazardous Materials management and remediation industry in Arizona. However, Lessee shall not take any required remedial action in response to any Lessee Contamination in or about the Ground Leased Premises or enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to any Lessee Contamination without first notifying Lessor of Lessee's intention to do so and affording Lessor the opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's interest with respect thereto. In addition to all other rights and remedies of the Lessor hereunder, if Lessee does not promptly and diligently take all steps to prepare and obtain all necessary approvals of a remediation plan for any Lessee Contamination, and thereafter commence the required remediation of any Hazardous Materials released or discharged in connection with Lessee Contamination within thirty (30) days after Lessor has reasonably approved Lessor's remediation plan and all necessary approvals and consents have been obtained and thereafter continue to prosecute said remediation to completion in accordance with the approved remediation plan, then Lessor, at its sole discretion, shall have the right, but not the obligation, to cause said remediation to be accomplished, and Lessee shall reimburse Lessor within fifteen (15) business days of Lessor's demand for reimbursement of all amounts reasonably paid by Lessor (together with interest on said amounts at the highest lawful rate until paid), when said demand is accompanied by proof of payment by Lessor of the amounts demanded. Lessee shall promptly deliver to Lessor copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Ground Leased Premises as part of Lessee's remediation of any Lessee Contamination.


                           (c) Disposition of Hazardous Materials. Except as
discharged into the sanitary sewer or otherwise removed from the Ground Leased Premises in strict accordance and conformity with all applicable Hazardous Materials Laws, Lessee shall cause any and all Hazardous Materials removed from the Ground Leased Premises as part of the required remediation of Lessee Contamination to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes.


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


                  Section 4.3.4 Notice of Hazardous Materials Matters. Each party hereto (for purposes of this Section, "NOTIFYING PARTY") shall immediately notify the other party (the "NOTICE RECIPIENT") in writing of: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, contemplated or threatened concerning the Ground Leased Premises pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against the Notifying Party or the Ground Leased Premises relating to damage contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials on or about the Ground Leased Premises; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Ground Leased Premises including any complaints, notices, warnings or asserted violations in connection therewith, all upon receipt by the Notifying Party of actual knowledge of any of the foregoing matters. Notifying Party shall also supply to Notice Recipient as promptly as possible, and in any event within five (5) business days after Notifying Party first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Ground Leased Premises or Lessee's use thereof.

                  Section 4.3.5. Indemnification by Lessee. Lessee shall indemnify, defend (by counsel reasonably acceptable to Lessor), protect, and hold Lessor, and each of Lessor's partners (if applicable), employees, agents, attorneys, shareholders, officers, successors and assigns, free and harmless from and against any and all claims, actions, causes of action, liabilities, penalties, forfeitures, damages, losses or expenses (including, without limitation, attorneys' fees and costs through litigation and all appeals) resulting from death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly by (a) any Lessee Contamination, (b) Lessee's failure to comply with any Hazardous Materials Laws with respect to the Ground Leased Premises, or (c) a breach of any covenant, warranty or representation of Lessee under this Section
4.6. Lessee's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the indemnity provisions hereof, any acts or omissions of Lessee, or by employees, agents, assignees, lessees, sublessees, contractors or subcontractors of Lessee or others acting for or on behalf of Lessee (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Lessee. The foregoing indemnification by Lessee shall not extend to conditions not attributable to Lessee prior to the commencement of the Lease Term.

                  Section 4.3.6. [Intentionally Omitted]

         Section 4.4. Operation of Hospital. Notwithstanding anything contained in this Article 4 to the contrary, if for a continuous period of at least eight
(8) months Tempe St. Luke's Hospital is no longer operated as an acute care hospital facility providing inpatient care and related services on the Land (a "CHANGE IN USE"), then subject to the force majeure terms of this Lease, which will permit or provide for a disruption in continuous operations at Tempe St. Luke's Hospital, the limitations on Lessee's use of the Ground Leased Premises set forth in Article 4 shall be null and void and Lessee shall have the right to use the Ground Leased Premises for the operation of a general office building and related and incidental uses and/or for any other use then permitted under applicable municipal zoning ordinances and regulations, subject to Lessor's prior written consent which may be withheld subject to and in accordance with the consent and approval terms set forth in Section 4.2 above (except with respect to use of the MOB as a general office building, as to which Lessor's consent and approval will not be unreasonably withheld). Notwithstanding anything herein to the contrary, the Change In Use rights herein described shall not be applicable in the event the discontinuance or interruption in operations at Tempe St. Luke's Hospital, for whatever term, results from reconstruction of the whole or any part of the Tempe St. Luke's Hospital premises due to condemnation or casualty. Upon the occurrence of a Change In Use as described herein,


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Lessor shall have the option, to be exercised (if at all) by giving written notice thereof to Lessee within ninety (90) days after the Change In Use occurs, to purchase the MOB and the rights of Lessee under this Lease at the fair market value thereof, which shall be established through good faith negotiations between Lessor and Lessee within a reasonable time after the exercise of the option.


                       ARTICLE 5 - [INTENTIONALLY OMITTED]

               ARTICLE 6 - ENCUMBRANCE OF LEASEHOLD AND FEE ESTATE

         Section 6.1. Lessee's Right to Encumber. Lessee may, at any time, encumber all or any portion of its interest in this Lease and the leasehold estate by deed of trust, mortgage or other security instrument upon obtaining the prior written consent of Lessor, which consent shall not be unreasonably withheld, and shall be further conditioned upon the agreement of the leasehold mortgagee to simultaneously deliver default notices to Lessor and Lessee. Each such mortgage, deed of trust or other security instrument acquired by the holder of any leasehold mortgage shall be subject and subordinate to all rights and interests of Lessor herein and shall be a lien only on Lessee's interests in and to this Lease and the leasehold estate and shall not be a lien on Lessor's fee interest in the Ground Leased Premises or any portion of the Land or reversionary interest in the MOB or other improvements. Each leasehold mortgage shall be subject to the terms and provisions of this Lease; and the holder of any leasehold mortgage, or anyone claiming by, through or under the same, shall not, by virtue thereof, acquire any greater rights hereunder than Lessee has under this Lease. Lessee shall deliver to Lessor copies of all documents recorded to evidence any and all leasehold mortgages and all notices of default received by Lessee from the holder of any leasehold mortgage; and as stated above, the holder of any such leasehold mortgage shall be required, as a condition to Lessor's consent to the leasehold mortgage, to deliver copies of default notices to Lessor, simultaneously upon mailing to Lessee. Any reference in this Lease to a mortgage shall be deemed to include a deed of trust, and any reference in this Lease to a mortgagee or holder of a mortgage shall be deemed to include the beneficiary of a deed of trust.

         Section 6.2. Lessee's Obligations. Lessee covenants and agrees to pay the indebtedness secured by any leasehold mortgage entered into in compliance with the provisions hereof when the same shall become due and payable and to perform, when such performance is required, all obligations of the mortgagor thereunder. Lessee further agrees not to suffer or permit any default to occur and continue under any leasehold mortgage. Lessee shall cause a true, complete and correct copy of the original of each leasehold mortgage, together with written notice containing the name and post office address of the holder thereunder, to be delivered to Lessor. Lessee shall, from time to time, when and as requested by Lessor, deliver to Lessor a certificate from the holders of the leasehold mortgages certifying as to the amount of the unpaid principal balance under the leasehold mortgage held by such person, together with accrued interest thereon, and as to the existence or absence of defaults thereunder.

         Section 6.3. Rights of Leasehold Mortgagee. A leasehold mortgagee approved hereunder may enforce its rights under its mortgage and acquire title to the Lessee's leasehold estate in any lawful way, and upon foreclosure of such leasehold mortgage and issuance of a certificate of title, take possession of the Ground Leased Premises; subject, however, to the Lease, including, without limitation, the "Use" provisions hereof, all other terms, provisions and conditions of the Lease, and any leasehold mortgage that is senior in lien to the leasehold mortgage in question. During such time as the leasehold mortgagee or any successor in interest is the owner and holder of the leasehold estate and Lessee's interest hereunder,


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


whether by foreclosure or otherwise, such interests acquired hereunder shall be subject to all of the terms, conditions and provisions of this Lease.

         Section 6.4. Notices. The holder of any leasehold mortgage may give notice to Lessor of the name and address of such holder (such holder of the leasehold mortgage is sometimes referred to herein as a "RECOGNIZED MORTGAGEE"), and if such notice is given, Lessor shall give to such Recognized Mortgagee a copy of each notice of default by Lessee at the same time as and whenever any such notice of default shall thereafter be given by Lessor to Lessee, addressed to such Recognized Mortgagee at its address last furnished to Lessor. No such notice by Lessor to Lessee hereunder shall be deemed to have been duly given unless and until a copy thereof has been served on such Recognized Mortgagee in the manner provided in this Lease:

                  (i) Such Recognized Mortgagee shall (subject to unavoidable delays) thereupon have a period of an additional ten (10) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such Recognized Mortgagee has commenced such cure within such additional ten (10) day period and is diligently pursuing to completion the remedies or steps necessary to cure or correct such default, but in no event more than 60 days without Lessor's prior written consent. If Lessee defaults with respect to the performance of its obligations hereunder, such Recognized Mortgagee shall have the right to remedy such default or cause the same to be remedied within the period and otherwise as provided herein. Lessor will accept performance by any such Recognized Mortgagee of any covenant, condition or agreement on Lessee's part to be performed hereunder with the same force and effect as though performed by Lessee. No event of default with respect to the performance of work required to be performed, or asked to be done, or conditions to be remedied, shall be deemed to exist, so long as any such Recognized Mortgagee shall, in good faith, have commenced promptly to cure such matter and to prosecute the same to completion with diligence and continuity under the terms hereof.

                  (ii) The time of the Recognized Mortgagee to cure any default by Lessee which reasonably requires that said Recognized Mortgagee be in possession of the Ground Leased Premises to do so shall be deemed extended to include the period of time required by said Recognized Mortgagee to obtain such possession (by foreclosure or otherwise) with due diligence; provided, however, that such Recognized Mortgagee shall have delivered to Lessor its written commitment to cure outstanding defaults reasonably requiring possession of the Ground Leased Premises; and further provided, however, that during such period all other obligations of Lessee under this Lease, including payment of rent pursuant to Article 3 and additional rent pursuant to Section 13.1.7, are being duly performed.

         Section 6.5. Subordination of Fee Estate. Upon written request of Lessee and subject to the conditions precedent below, Lessor will subordinate its fee estate in the Ground Leased Premises to the lien of the leasehold mortgage to be held by Lessee's proposed lender. Any consent to be granted by Lessor shall be conditioned upon the satisfaction of the following:

                  (i) Lessee shall deliver to Lessor copies of all promissory notes and other documents executed in connection with any and all leasehold mortgages, which shall expressly provide that Lessor has no obligation under the promissory note or


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
                           other loan documents and that the obligations of Lessee or the borrower thereunder will not be enforced against Lessor;

                  (ii) Lessee shall deliver to Lessor copies of all notices of default received by Lessee from the holder of any leasehold mortgage;

                  (iii) The holder of such leasehold mortgage shall be required to deliver copies of default notices to Lessor simultaneously upon mailing of such notices to Lessee, and shall further be required to give Lessor notice after expiration of any applicable cure period if the default remains uncured;

                  (iv) Lessor must have at least twenty (20) days time to cure any default from and after the expiration of any curing period afforded to Lessee under the leasehold mortgage and related loan documents, and if the default is non-monetary in nature and curing has commenced but is not completed within such 20 day period then the curing period must be extended for at least one hundred twenty (120) days so long as Lessor's curing activities are diligently prosecuted to completion. Further, the leasehold mortgagee must accept performance by Lessor under the loan documents, provided that Lessor shall not have any obligation to perform thereunder;

                  (v) The holder of any such leasehold mortgage may only foreclose its mortgage lien in such manner as may be authorized and permitted by Arizona law, with self-help remedies permissible only to the extent permitted by Arizona law;

                  (vi) Lessee's covenants under Section 6.2 of this Lease must be true, correct, and enforceable during the term of such leasehold mortgage, and furthermore, Lessor must be indemnified and held harmless from all losses, damages, and expenses, including without limitation attorneys' fees and costs through litigation and all appeals, and any bankruptcy proceedings, incurred by Lessor in connection with Lessor's performance of any of Lessee's obligations under the leasehold mortgage and related loan documents;

                  (vii) There shall be no amendments to any of the terms of the leasehold mortgage and related loan documents nor any future advances or other increases in the principal amount of the loan (other than accrued interest and expenses of the leasehold mortgagee as provided in the loan documents), without the prior written consent of Lessor, which may be withheld in Lessor's reasonable discretion;

                  (viii) Lessor shall not be required to waive any notices in connection with such leasehold mortgage and related loan documents; and

                  (ix) Lessor must review and approve for compliance with this Lease any commitment letter which requires subordination of Lessor's fee interest.


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
                             ARTICLE 7 - MAINTENANCE

         Section 7.1. Maintenance of Ground Leased Premises. Lessee agrees that it will, at its own cost and expense, maintain or cause to be maintained the Ground Leased Premises, MOB and any other improvements thereon and appurtenances thereto and every part thereof, in good order, condition and repair and in accordance with all applicable laws, rules, ordinances, orders and regulations of all governmental authorities, and any applicable recorded declaration of covenants and restrictions. In the event any repairs required to be made under the provisions of this Lease are not made within thirty (30) days after written notice from Lessor to do so, then Lessor may, at its option, enter upon said Ground Leased Premises and repair the same, and the cost and expense of such repairs, with interest at the maximum rate then allowed by law, shall be due and paid by Lessee as additional rent to Lessor upon demand.

         Section 7.2. Emergency Repairs. Notwithstanding the provisions of
Section 7.1, in the event of an emergency, Lessor, at its option, may without notice enter on the Ground Leased Premises to effect repairs needed as a result of the emergency. The cost and expense of such repairs shall be due and paid by Lessee to Lessor on demand as additional rent due hereunder.

         Section 7.3. Approval of Management Company. Lessor shall have the right to consent to the appointment of the management company selected by Lessee to operate and maintain the MOB from time to time (which management company may be an affiliate of Lessee), provided that such approval shall not be unreasonably withheld or delayed. Lessor has approved management of the MOB by Paramount Real Estate Services, Inc., an affiliate of Lessee and Dasco. The contract with the management company shall be terminable if this Lease is terminated. Prior to closing of the construction loan for the MOB, Lessee shall provide a copy of the management agreement to Lessor for its approval, such approval not to be unreasonably withheld or delayed.


                          ARTICLE 8 - MECHANICS' LIENS

         Section 8.1. Prohibition of Liens on Fee or Leasehold Interest. Unless removed as set forth in Section 8.2, Lessee shall not suffer, create or permit any mechanic's liens or other liens to be filed against the fee of the Ground Leased Premises nor against Lessee's leasehold interest in the land, nor any buildings or improvements on the Ground Leased Premises, by reason of any work, labor, services or materials supplied or claimed to have been supplied to Lessee or anyone holding the Ground Leased Premises or any part thereof through or under Lessee. Lessor's interest as herein described shall not be subject to liens for improvements made by Lessee or any sublessee. The Memorandum of Lease shall contain a reference to this provision.

         Section 8.2. Removal of Liens by Lessee. If any such mechanic's or laborer's liens or materialman's lien shall be recorded against the Ground Leased Premises, or any improvements thereof, within sixty (60) days after notice of the filing thereof, or fifteen (15) days after Lessee is served with a complaint to foreclose said lien or Lessor advises Lessee in writing that Lessor has been served with such a complaint, whichever is earlier, Lessee shall cause such lien to be removed, or will transfer the lien to bond pursuant to applicable Arizona law. If Lessee in good faith desires to contest the lien, Lessee shall be privileged to do so, but in such case Lessee hereby agrees to indemnify and save Lessor harmless from all liability for damages, including attorneys' fees and costs, occasioned thereby and shall, in the


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



event of a judgment of foreclosure upon any mechanic's lien, cause the same to be discharged and removed prior to the execution of such judgment. Lessor may, in its sole discretion, require that the lien be transferred to bond as a condition precedent to Lessee's privilege to contest any lien.

                            ARTICLE 9 - CONDEMNATION

         Section 9.1. Interests of Parties on Condemnation. If the Ground Leased Premises or any part thereof shall be taken for public purpose by condemnation as a result of any action or proceeding in eminent domain, or shall be transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Lessor and Lessee in the award or consideration for such transfer, and the allocation of the award and the other effect of the taking or transfer upon this Lease, shall be as provided by this
Article 9.

         Section 9.2. Total Taking - Termination. If the entire Ground Leased Premises is taken or so transferred, this Lease and all of the right, title and interest of Lessee hereunder shall cease on the date title to such land so taken or transferred vests in the condemning authority.

         Section 9.3. Partial Taking - Termination. In the event of the taking or transfer of only a part of the Ground Leased Premises, leaving the remainder of the Ground Leased Premises in such location, or in such form, shape or reduced size as to be not effectively and practicably usable in the good faith opinion of Lessee for the operation thereon of Lessee's business, taking into consideration the effect, if any, of such taking on the availability of parking under the DEA property proximately located to the MOB, and if Lessor agrees with Lessee's determination, which consent will not be unreasonably withheld, this Lease and all right, title and interest of Lessee hereunder may be terminated by Lessee giving, within sixty (60) days of the occurrence of such event, thirty
(30) days' notice to Lessor of Lessee's intention to terminate.

         Section 9.4. Partial Taking - Continuation. In the event of such taking or transfer of only a part of the Ground Leased Premises leaving the remainder of the premises in such location and in such form, shape or size as to be used effectively and practicably in the good faith opinion of Lessee for the purpose of operation thereon of Lessee's business, this Lease shall terminate only as to the portion of the Ground Leased Premises so taken or transferred as of the date title to such portion vests in the condemning authority, and shall continue in full force and effect as to the portion of the Ground Leased Premises not so taken or transferred.

         Section 9.5. Partial Taking - Award. If title and possession of a portion of the Ground Leased Premises is taken under the power of eminent domain, and the Lease continues as to the portion remaining, all compensation and damages ("Compensation") payable to Lessee by reason of any improvements so taken shall be available to be used, to the extent reasonably needed, by Lessee in replacing any improvements so taken with improvements of the same type as the remaining portion of the Ground Leased Premises. All plans and specifications for such replacement and improvements shall be subject to Lessor's reasonable prior approval and all such repairs shall be in compliance with all then existing codes, zoning ordinances, rules and regulations governing the Ground Leased Premises.

         Section 9.6. Allocation of Award. Any compensation awarded or payable because of the taking of all or any portion of the Ground Leased Premises by eminent domain shall be awarded in accordance with the values of the respective interests in the Ground Leased Premises and all improvements thereon immediately prior to the taking. The value of Lessor's interest in the Ground Leased Premises and all


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


improvements thereon immediately prior to a taking shall include the then value of its interest in the Ground Leased Premises and improvements prior to the Expiration Date of this Lease, together with the value of its reversionary interest in the MOB after the Expiration Date. The value of Lessee's interest in the Ground Leased Premises and improvements immediately prior to a taking shall include the then value of its interest in the Ground Leased Premises and improvements for the remainder of the Term of this Lease. Such values shall be those determined in the proceeding relating to such taking or, if no separate determination of the values is made in such proceeding, those determined by agreement between Lessor and Lessee. If such agreement cannot be reached, such values shall be determined by an appraiser or appraisers appointed in the manner provided below. The time of taking shall mean 12:01 a.m. of, whichever shall first occur, the date of title or the date physical possession of the portion of the Ground Leased Premises on which the improvements are located is taken by the taking agency or entity. In the event of separate awards, then Lessor and Lessee may retain such separate awards made to each and any of them. If the appointment of an appraiser or appraisers is required, Lessor and Lessee will each select an MAI real estate appraiser licensed in the State of Arizona and having experience in the appraisal of commercial real estate to conduct an appraisal of the Ground Leased Premises or applicable portion thereof, taking into account the then use of the Ground Leased Premises by Lessee, together with the appurtenances to the Ground Leased Premises such as access, parking, landscaping and its location proximate to Tempe St. Luke's Hospital, but including such value only as appurtenances to the Ground Leased Premises, and excluding the value of Lessor's fee simple interest in the acreage of the Land which is not subject to this Lease. If the two appraisers shall agree, the agreed value shall be the fair market value of the Ground Leased Premises or applicable-portion thereof. If the appraisers do not agree and the difference between the two appraisals does not exceed ten percent (10%) of the greater appraisal, then the average of the two
(2) fair market values as determined by the two appraisals shall determine the fair market value of the Ground Leased Premises or applicable portion thereof. If the difference between the two appraisals is greater than ten percent (10%) of the greater appraisal, then the two appraisers shall select a third MAI appraiser licensed in the State of Arizona, and the average of the three appraisals shall be the fair market value of the Ground Leased Premises or applicable portion thereof. Each party shall pay the cost of its chosen appraiser and should a third appraiser be necessary, Lessor and Lessee shall each pay one-half (1/2) of the costs of the third appraiser.

         Section 9.7. Voluntary Conveyance. A voluntary conveyance by Lessor to a public utility, agency or authority under threat of a taking under the power of eminent domain in lieu of formal proceedings shall be deemed a taking within the meaning of this Article 9.


                      ARTICLE 10 - ASSIGNMENT AND SUBLEASE

         Section 10.1 Limitation on Assignment and Subletting. Lessee may not sell, assign, sublease, convey or transfer Lessee's interest in this Lease and the leasehold estate created hereby, for purposes of security or otherwise, other than as expressly permitted in this Lease, without the prior written consent of Lessor, which Lessor may withhold in its reasonable discretion; provided, however, that the Ground Leased Premises and the MOB may be leased to tenants of the MOB under terms of a standard lease, the form of which shall be subject to Lessor's reasonable approval, and shall include, but not be limited to, those certain lease provisions stated below. In no event shall the term of any lease or sublease exceed the Term. In addition, any sublease of the whole of the Ground Leased Premises, other than as expressly permitted hereunder, will constitute a transfer requiring Lessor's consent, which may be withheld in its sole discretion. Any authorized assignment, sublease, conveyance or transfer of Lessee's interest in this Lease shall be subject to compliance with the provisions of this Lease, including without limitation, Article 4 above. Notwithstanding anything to the contrary set forth herein, Lessee shall in no event be released


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



from this Lease, and shall remain fully liable for all of the terms, provisions, covenants, conditions, indemnifications and obligations binding upon Lessee under this Lease; and in the event of an approved sale or transfer of Lessee's interest in this Lease, any approved assignee shall be required to assume in writing the "lessee" obligations under this Lease.

         Section 10.2 Leases to Tenants of the MOB. The standard lease to be utilized between Lessee and tenants of the MOB shall be in the form of Exhibit "D" hereto. Any modifications thereof shall be subject to Lessor's reasonable approval.


                   ARTICLE 11 - INSURANCE AND INDEMNIFICATION

         Section 11.1. Comprehensive Liability Insurance. Lessee shall, at its cost and expense, at all times during the Term, maintain in force, for the joint benefit of Lessor and Lessee, and any holder of a mortgage on the Ground Leased Premises, a broad form comprehensive coverage policy of public liability insurance issued by a carrier satisfactory to Lessor and licensed to do business the State of Arizona with a Best's Insurance Guide Rating of A+, by the terms of which Lessor and Lessee, and any holder of a mortgage on the Ground Leased Premises, are named as insureds and are indemnified against liability for damage or injury to the property or person (including death) of any Lessee, Its invitee or any other person entering upon or using the Ground Leased Premises, or any structure thereon or any part thereof. Such insurance policy or policies shall be maintained on the minimum basis of $5,000,000 per occurrence with respect to bodily injury, death, property damage and personal injury, or such lesser amount as may be permitted from time to time pursuant to applicable mortgage requirements with respect to the Ground Leased Premises, but in no event less than $1,000,000. Lessor reserves the right to require reasonable increases in the limits of coverage from time to time during the Term; and the requested increase will be deemed reasonable if consistent with commercially reasonable practices for similar projects in the same geographic area. Such insurance policy or policies shall be stated to be primary and noncontributing with any insurance which may be carried by Lessor. A certificate of said insurance, together with proof of payment of the premium thereof shall be delivered to Lessor on the Lease Commencement Date, effective from and after the Lease Commencement Date, and renewal certificates and proof of payment of premium therefor shall be delivered to Lessor not less than fifteen (15) days prior to the renewal date of any such insurance policies during the Term. Such insurance shall be cancelable only after thirty (30) days' prior written notice to Lessor and Lessee, and any holder of a mortgage on the Ground Leased Premises. In the event Lessee fails to timely pay any premium when due, Lessor shall be authorized to do so, and may charge all costs and expenses thereof, including the premium, to Lessee, to be paid by Lessee as additional rent hereunder.

         Section 11.2. Fire and Extended Coverage Property Insurance. Lessee shall, at its cost and expense and at all times during the Term, maintain in force, for the joint benefit of Lessor and Lessee, and any holder of a mortgage on the Ground Leased Premises, a policy of insurance against loss or damage by fire and lightning, and such other perils as are covered under the broadest form of the "extended coverage" or "all risk" endorsements available in Arizona, including, but not limited to, damage by wind storm, hurricane, explosion, smoke, sprinkler leakage, vandalism, malicious mischief and such other risks as are normally covered by such endorsements. Lessor shall be named as an additional insured on such policy of insurance, and the leasehold mortgagee shall be named as required by its loan documents, and subject to terms of the loan documents any insurance proceeds shall be applied in the manner as set forth in this Lease. The insurance shall be carried and maintained to the extent of full (actual) replacement cost of the improvements, in such amounts as may be reasonably acceptable to Lessor from time to time during the Term of this Lease; provided however, that during the period of construction, Lessee shall


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
provide or cause to be provided in lieu thereof builders' risk or similar type of insurance to the full replacement costs thereof. Such insurance policy or policies shall be stated to be primary and noncontributing with any insurance which may be carried by Lessor. In addition, the deductible for such insurance shall not exceed $5,000.00. A certificate of said insurance, together with proof of payment of the premium thereof, shall be delivered to Lessor on the Lease Commencement Date, to be effective from and after the Lease Commencement Date. Any renewal certificates and proof of payment of premium therefor shall be delivered to Lessor not less than fifteen (15) days prior to the renewal date of any such insurance policies during the Term. Such insurance shall be cancelable only after thirty (30) days' prior written notice to Lessor, Lessee, and any holder of a mortgage on the Ground Leased Premises. In the event Lessee fails to timely pay any premium when due, Lessor shall be authorized to do so, and may charge all costs and expenses thereof, including the premium, to Lessee, to be paid by Lessee as additional rent hereunder.

         Section 11.3. Waiver of Subrogation. Lessor and Lessee and all parties claiming under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by the casualty and liability insurance to be carried on the MOB, the Ground Leased Premises and the parking areas to be covered by the DEA or in connection with any improvements on or activities conducted on the Ground Leased Premises, MOB and the parking areas under the DEA, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof, and evidence such waiver by endorsement to the required insurance policies, provided that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

         Section 11.4. Indemnification. Lessee hereby agrees to indemnify, protect, defend and save Lessor, its agents, officers, shareholders, employees, and attorneys harmless from and against any and all losses, damages, actions, fines, penalties, demands, damages, liability and expense, including attorneys' fees and costs through litigation and all appeals, in connection with the loss of life, personal injury and damage to property arising from or out of (i) any occurrence in, upon, at or about the Ground Leased Premises; (ii) the occupancy, use, construction upon and maintenance of the Ground Leased Premises and the use of the portion of the Land covered by the DEA by Lessee and its lessees, sublessees, guests and invitees, and any party acting by, through or under any of them; (iii) the operation of the business of the Lessee thereon; and (iv) any act or failure to act, occasioned wholly or in part by Lessee and its agents, contractors, employees, invitees or any other person. Nothing contained herein shall be construed to make Lessee liable for any injury or loss caused by the gross negligence or willful misconduct of Lessor or any agent or employee of Lessor, Lessor agreeing to indemnify and hold Lessee harmless therefrom. Further, with respect to the portion of the Land covered by the DEA (but excluding the Ground Leased Premises for this purpose), Lessee's liability shall be limited to any injury or loss caused by the negligence, gross negligence or willful misconduct of Lessee, its agents, contractors, employees, and invitees.



                       ARTICLE 12 - DAMAGE AND DESTRUCTION

         Section 12.1. Lessee's Duty to Restore Premises. At any time during the Term, and so long as no Event of Default has occurred, if any buildings or improvements now or hereafter on the Ground Leased Premises are damaged and/or destroyed in whole or in part by fire, theft, the elements, or any other cause, this Lease shall continue in full force and effect, and Lessee, at its sole cost and expense, shall repair and


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



restore the damaged or destroyed MOB and related improvements according to the original plan hereof or according to such modified plans as shall be reasonably approved in writing by Lessor, whether or not there are sufficient insurance proceeds to cover the repair and restoration expenses. The work of repair and restoration shall be commenced by Lessee as soon as possible but in no event later than ninety (90) days after the damage or destruction occurs and shall be completed with due diligence not longer than six months after the work is commenced, unless otherwise agreed to in writing by Lessor. In all other respects, the work of repair and restoration shall be done in accordance with the requirements for original construction work on the Ground Leased Premises set forth in Article 5 of this Lease.

         Section 12.2. Option to Terminate Lease for Destruction. Notwithstanding Section 12.1 above, in the event that during the last five (5) years of the Term the MOB located on the Ground Leased Premises is damaged or destroyed by fire, theft or any other casualty, so that it cannot be repaired and restored as required by Section 12.1 of this Lease at a cost not more than thirty-five percent (35%) of the cost of replacing the MOB, then Lessee shall each have the option of terminating this Lease on the last calendar day of any month during the last year of the Lease Term by giving to Lessor at least sixty
(60) days' prior written notice of Lessee's intent to do so; and if Lessee elects to terminate this Lease, then Lessee shall also be required to remove, at Lessee's own cost and expense, all debris and remains of the damaged improvements from the Ground Leased Premises. In the event of such damage or destruction during the last nine (9) months of the Term, Lessor shall also have the option of terminating this Lease by giving notice to Lessee in accordance with the terms of the preceding sentence.

         Section 12.3. Application of Insurance Proceeds. Any and all fire or other insurance proceeds that become payable at any time during the Term because of damage to or destruction of any buildings or improvements on the Ground Leased Premises shall, subject to the terms of any mortgage incurred by Lessee pursuant to Article 6 of this Lease, be paid jointly to Lessee and Lessor, and applied toward the cost of repairing and restoring the damaged or destroyed buildings or improvements in the manner required by Section 12.1 of this Lease; provided, however, that should Lessee or Lessor exercise its option granted by
Section 12.2 of this Lease to terminate this Lease because of damage to or destruction of buildings or improvements on the Ground Leased Premises, then, in that event, any and all fire or other insurance proceeds that become payable because of such damage or destruction:

                  (a) Shall be applied first toward the reduction of the unpaid principal balance of the obligation secured and discharging the Ground Leased Premises from any then outstanding encumbrance or encumbrances incurred by Lessee pursuant to Article 6 of this Lease; and

                  (b) Then the balance of the proceeds, if any, shall be allocated between Lessor and Lessee in accordance with the values of their respective interests in the Ground Leased Premises and all improvements thereon immediately prior to the damage or destruction. The value of Lessor's interest in the Ground Leased Premises and all improvements thereon immediately prior to the damage or destruction shall include the then value of its interest in the Ground Leased Premises and improvements prior to the Expiration Date of this Lease and the value of its reversionary interest in the MOB after the Expiration Date. The value of Lessee's interest in the Ground Leased Premises and improvements immediately prior to the damage or destruction shall include the then value of its interest in the Ground Leased Premises and improvements for the remainder of the Term. Such values shall be those determined by agreement between Lessor and Lessee. If such agreement cannot be reached, such values shall be determined by appraiser or appraisers appointed in the manner provided in Section 9.6.


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


                       ARTICLE 13 - DEFAULTS AND REMEDIES

         Section 13.1. Defaults. Each of the following events shall be a default by Lessee and a breach of this Lease and constitute an "Event of Default":

                  Section 13.1.1. Abandonment. Abandonment of the Ground Leased Premises, or the improvements now or hereafter constructed thereon, where such abandonment continues for a period of sixty (60) days after notice thereof by Lessor to Lessee.

                  Section 13.1.2. Attachment or Other Levy. The subjection of any right or interest of Lessee in the Ground Leased Premises to attachment, execution or other levy, or to seizure under legal process, if not released within sixty (60) days.

                  Section 13.1.3 Appointment of Receiver. The appointment of a receiver to take possession of the Ground Leased Premises or improvements thereof, or of Lessee's interest in the leasehold estate or of Lessee's operations on the Ground Leased Premises, for any reason, including but not limited to assignment for benefit of creditors or voluntary or involuntary bankruptcy proceedings, but not including receivership (a) pursuant to administration of the estate of any deceased or incompetent individual member of any Lessee, or (b) pursuant to any mortgage permitted by the provision of this Lease relating to the purchase or construction of improvements, or (c) instituted by Lessor, the event of default being not the appointment of a receiver at Lessor's instance, but the event justifying the receivership, if any.

                  Section 13.1.4. Insolvency: Bankruptcy. An assignment by Lessee for the benefit of creditors, or the filing of a voluntary or involuntary petition by or against Lessee under any law for the purpose of adjudicating Lessee a bankrupt; or for extending time for payment, adjustment or satisfaction of Lessee's liabilities; or reorganization, dissolution, or arrangement on account of, or to prevent bankruptcy or insolvency; unless, in case of such that are involuntary on Lessee's part, the assignment, proceedings, and all consequent orders, adjudications, custodies and supervisions are dismissed, vacated or terminated within sixty (60) days after the assignment, filing or other initial event.

                  Section 13.1.5. Default in Mortgage Payment. Any default under any mortgage encumbering the leasehold estate of this Lease, or under any loan agreement or promissory note secured by any such mortgage which is not cured by Lessee within the applicable cure period, if any, or not otherwise waived in writing by any leasehold mortgagee, but in any event only if the fee estate of Lessor has been subordinated to the lien of such mortgage.

                  Section 13.1.6. Transfer of Lessee's Interest. Except as expressly permitted in this Lease, any transfer, sale, conveyance, assignment, subletting, hypothecation, encumbrance or pledge of Lessee's interest in the Ground Leased Premises or MOB, whether voluntary, involuntary or otherwise by operation of law, in violation of the terms of this Lease; provided, however, that nothing herein shall limit the transfer of Lessee's interest in the Ground Leased Premises or MOB to OrNda Healthcorp of Phoenix, Inc., a California corporation, or its successors and assigns as the owner of Tempe St. Luke's Hospital ("OHP").

                  Section 13.1.7. Default in Payment or Performance Under this Lease. Failure of Lessee to pay any installment of Base Annual Rent, rent, additional rent, or any impositions or other monetary obligations of any nature whatsoever required to be paid by Lessee under this Lease when due and payable; or failure of Lessee to observe or perform any of its other covenants, conditions or agreements under this Lease; or the breach of any warranties or representations of Lessee under this Lease. For purposes of this Article 13, all monetary payments required to be made under this Lease, including, but


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


not limited to, taxes, insurance premiums, utility payments, and association assessments, together with all other sums Lessee is obligated to pay under this Lease (other than rent), shall be deemed additional rent hereunder.

                  Section 13.1.8. Notice and Right to Cure. If the alleged default is monetary in nature such as (but not limited to) nonpayment of rent, taxes or any other sums required to be paid by Lessee to Lessor (excluding
Section 13.1.5), Lessor shall have no obligation to deliver written notice to Lessee of the default; however, Lessee will have ten (10) days after the date the payment is due to cure the default. As to any non-monetary defaults, Lessee shall have ten (10) days after written notice is given by Lessor specifying the nature of the default to cure the default; provided, however, that if after exercise of due diligence and its best efforts to cure such non-monetary default Lessee is unable to do so within the ten (10) day period, then the curing period shall be extended for such reasonable time as may be approved by Lessor for curing such default, so long as Lessee continues to diligently prosecute to completion the curing of the default, which in no event shall exceed sixty (60) days unless specifically agreed to in writing by Lessor. As used herein, non-monetary default shall include, without limitation, a breach of any covenant of Lessee hereunder, Lessee's failure to perform as required hereunder, and a breach of any warranty, representation or other agreement of Lessee under this Lease. If the alleged default is nonpayment of monetary obligations under
Section 13.1.5, Lessee shall have fifteen (15) days after the happening of the default under the note or mortgage to cure the default of Section 13.1.5.

         Section 13.2. Remedies. If any default by Lessee shall continue uncured upon expiration of the applicable curing period, Lessor may exercise any one or all of the following remedies in addition to all other rights and remedies provided by law or equity, from time to time, to which Lessor may resort cumulatively or in the alternative:

                  Section 13.2.1. Termination. Lessor may, at Lessor's election, and without notice, terminate this Lease. All Lessee's rights in the Ground Leased Premises, the MOB and in all improvements shall terminate upon termination of this Lease. Promptly after any such termination, Lessee shall surrender and vacate the Ground Leased Premises, the MOB and any other improvements in broom-clean condition, and Lessor may re-enter and take possession of the Ground Leased Premises, the MOB and all other improvements. Termination under this paragraph shall not relieve Lessee from the payment of any sum then due to Lessor, or from any claim for damages previously accrued, or then accruing, against Lessee.

                  Section 13.2.2. Re-entry Without Termination. Lessor may, at Lessor's election, re-enter the Ground Leased Premises, the MOB and improvements thereon, and without terminating this Lease, at any time, relet the Ground Leased Premises and improvements, or any part(s) of them, for the account, and in the name of Lessee or otherwise, all upon commercially reasonable rates and terms determined by Lessor, without hereby obligating Lessor to relet the Ground Leased Premises and the MOB or make an effort to relet either or both of them in whole or in part, at any time. Any reletting may be for the remainder of the Term or for any longer or shorter period. Lessor may execute any leases made under this provision either in Lessor's name or in Lessee's name,, and Lessor shall be entitled to all rents from the use, operation or occupancy of the Ground Leased Premises or improvements, or both. Lessor shall have the further right, at Lessor's option, to make such reasonable and necessary alterations, repairs, replacements and/or restorations which shall not operate or be construed to release Lessee from liability hereunder. Lessee shall nevertheless pay to Lessor on the due dates specified in this Lease the equivalent of all sums required of Lessee under this Lease, plus Lessor's expenses. No act by or on behalf of Lessor under this provision shall constitute a termination of this Ground Lease unless Lessor gives Lessee written notice of termination.


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



                  Section 13.2.3. Lessee's Personal Property. Lessor may, at Lessor's election, use Lessee's personal property and trade fixtures or any of such property and fixtures without compensation and without liability for use or damage, or store them for the account and at the cost of Lessee. The election of one remedy for any one item shall not foreclose an election of any other remedy for another item, or for the same item at a later time.

                  Section 13.2.4. Appointment of Receiver. Lessor may, if Lessor elects to file suit to enforce this Lease and/or protect its rights hereunder, in addition to the other remedies provided in this Lease and by law, have the appointment of a receiver of the Ground Leased Premises and the improvements thereon.

                  Section 13.2.5. Acceleration. Lessor may accelerate the Base Annual Rent, the rent and any additional rent due hereunder and Lessee shall immediately pay Lessor, as damages, the present value of the entire amount of all of such sums which would become due and payable during the remainder of the Term. Present value shall be determined utilizing generally accepted standard present value tables available at the time of such election.

         Section 13.3. Remedies Cumulative. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Lessor from time to time at its election, and nothing contained herein shall be deemed to require Lessor to postpone suit until the date when the term of this Lease would have expired nor limit or preclude recovery by Lessor against Lessee of any sums or damages which, in addition to the damages particularly provided above, Lessor may lawfully be entitled by reason of any default hereunder on the part of Lessee. All the remedies hereinbefore given to Lessor and all rights and remedies given to it at law and in equity shall be cumulative and concurrent.

         Section 13.4. Lessee's Liability After Default. If Lessee shall default in the performance of any of its obligations under this Lease, Lessor, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Lessee, without notice in a case of emergency, and in any other case only if such default continues after the expiration of the curing period applicable, if any, under Section 13.1.8 of this Lease. Any reasonable expenses incurred by Lessor in connection with any such performance, and all costs, expenses, and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees including appellate, bankruptcy and post-judgment proceedings involved in collecting or endeavoring to collect the rent or any additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Lessee or Lessee's obligations hereunder, shall be due and payable upon Lessor's submission of an invoice therefor. All sums advanced by Lessor on account of Lessee under this section, or pursuant to any other provision of this Lease, and all rent, if delinquent or not paid by Lessee and received by Lessor when due hereunder, shall bear interest at the maximum rate permitted by law, from the due date thereof until paid and the same shall be and constitute additional rent and be due and payable upon Lessor's demand therefor.

         Section 13.5. Holdover. If Lessee remains in possession of the Ground Leased Premises or any part thereof after the expiration or sooner termination of the Term or any extension thereof, Lessee shall become a tenant at sufferance and shall pay the Lessor a rent per annum equal to twice the Base Annual Rent paid by Lessee in the last month prior to the expiration or termination of the Lease, which shall be payable on a per diem basis, not to exceed the amount permitted to be charged by a lessor under applicable Arizona law. Notwithstanding that Lessor may allow Lessee to continue in possession after the expiration or sooner termination of this Lease, neither that nor the provisions of this section shall constitute a waiver of any of Lessor's rights under this section or this Lease. Further, notwithstanding the payment of rent by Lessee and acceptance thereof by Lessor as provided in this section, Lessee shall be in continuing breach of this Lease at any time or during any period in which Lessee is a holdover tenant.


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         Section 13.6. Right of OHP to Assume Lease. Notwithstanding any
provision of this Lease to the contrary, in the event of a default by Lessee under this Lease, Lessor shall give to OHP a copy of each notice of default by Lessee at the same time as and whenever any such notice of default shall be given by Lessor to Lessee, addressed to OHP at its address last furnished to Lessor. No such notice by Lessor to Lessee hereunder shall be deemed to have been duly given unless and until a copy thereof has been served on OHP in the manner provided in this Lease. OHP shall (subject to unavoidable delays) thereupon have a period of an additional twenty (20) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if OHP has commenced such cure within such additional twenty (20) day period and is diligently pursuing to completion the remedies or steps necessary to cure or correct such default, but in no event more than one hundred twenty (120) days without Lessor's prior written consent. OHP shall have the right to remedy such default or cause the same to be remedied within the period and otherwise as provided herein, and Lessor will accept performance by OHP of any covenant, condition or agreement on Lessee's part to be performed hereunder with the same force and effect as though performed by Lessee. No event of default with respect to the performance of work required to be performed, or asked to be done, or conditions to be remedied, shall be deemed to exist, so long as OHP shall, in good faith, have commenced promptly to cure such matter and to prosecute the same to completion with diligence and continuity under the terms hereof. Upon the completion of such cure by OHP, OHP may give written notice to Lessee of the reasonable costs incurred with respect to such cure, and Lessee shall, within thirty (30) days thereafter, reimburse to OHP the amount of such reasonable costs unless the default is the result of a default by OHP under that certain Agreement to Lease of even date herewith between OHP and Lessee (the "AGREEMENT TO LEASE"). If the default is not the result of a default by OHP under the Agreement to Lease, and if Lessee fails to pay such reimbursement to OHP, OHP shall have the right, by giving written notice to Lessee and Lessor, to assume or cause its affiliate to assume all rights and obligations of Lessee under this Lease and all subleases of this Lease, provided that OHP or said affiliate has otherwise complied with all requirements of any leasehold mortgage encumbering the Ground Leased Premises for assumption of the indebtedness secured by such leasehold mortgage, and provided further that Lessee shall be held harmless by OHP from and against any liability accruing under this Lease or any such sublease after the date of such assumption.


                       ARTICLE 14 - SURRENDER AND REMOVAL

         Section 14.1. Surrender of Possession. Upon the expiration of the Term or any earlier termination thereof, Lessee shall surrender to Lessor possession of the Ground Leased Premises and all improvements constructed and installed thereon. If Lessee is not then in default under any of the covenants and conditions hereof, Lessee may remove, or cause to be removed, all personal property and equipment of Lessee, other than permanent fixtures, from the Ground Leased Premises within thirty (30) days after the date of expiration or termination of this Lease; thereafter all such personal property and equipment not removed shall belong to Lessor without the payment of any consideration.

         Section 14.2. Lessee's Quitclaim. Upon the expiration of the Term, or any sooner termination of this Lease, Lessee agrees to execute, acknowledge and deliver to Lessor a proper instrument in writing, releasing and quitclaiming to Lessor all right, title and interest of Lessee in and to the Ground Leased Premises and all improvements.



                      ARTICLE 15 - [INTENTIONALLY OMITTED]


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


                         ARTICLE 16 - GENERAL PROVISIONS

         Section 16.1. Conditions and Covenants. All of the provisions of this Lease shall be deemed as running with the land, and construed to be "conditions" as well as "covenants" as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

         Section 16.2. Survival of Indemnities. All representations, warranties and indemnities of Lessee under this Lease, and all representations, warranties and indemnities of Lessor under Section 4.3 of this Lease, shall survive the expiration or sooner termination of this Lease.

         Section 16.3. No Waiver of Breach. No failure by either Lessor or Lessee to insist upon the strict performance by the other of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, condition, agreement and term of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach.

         Section 16.4. [Intentionally Omitted]

         Section 16.5. Unavoidable Delay - Force Majeure. If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this section shall excuse Lessee from the prompt payment of any rental or other charge required of Lessee except as may be expressly provided elsewhere in this Lease.

         Section 16.6. Notices. Unless otherwise specifically provided in this Lease or by law, any and all notices or other communications required or permitted by this Lease or by law to be served on, given to, or delivered to any party to this Lease shall be writing and shall be deemed duly served, given, delivered and received when personally delivered (including confirmed overnight delivery service to the party to whom it is directed), or in lieu of such personal delivery, when three (3) business days have elapsed following deposit thereof in the United States mail, first-class postage prepaid, certified, return receipt requested, addressed to:


                  LESSOR:         MEDITRUST OF ARIZONA, INC.
                                  c/o Meditrust Mortgage Investments, Inc.
                                  197 First Avenue
                                  Needham, Massachusetts 02194
                                  Attn: ________________, President


          WITH COPIES TO:         MEDITRUST OF ARIZONA, INC.
                                  c/o Meditrust Mortgage Investments, Inc.
                                  197 First Avenue
                                  Needham, Massachusetts 02194
                                  Attn: Michael S. Benjamin, Esq.



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


                                  Choate, Hall & Stewart
                                  Exchange Place
                                  53 State Street
                                  Boston, Massachusetts 02109
                                  Attn: Frank Giso III, Esq.

                 LESSEE: TEMPE ST. LUKE'S INVESTORS LIMITED PARTNERSHIP c/o DASCO Development Corporation
                                  1200 Corporate Center Way, #100
                                  Wellington, FL 33414
                                  Attn.: Bruce A. Rendina, President

         WITH A COPY TO:          TEMPE ST. LUKE'S INVESTORS LIMITED PARTNERSHIP
                                  c/o DASCO Development Corporation
                                  1200 Corporate Center Way, #100
                                  Wellington, FL 33414
                                  Attn.: Exec. V.P.- Operations

Either party may change its address for the purpose of this paragraph by giving written notice of such change to the other party in the manner provided in its paragraph.

         Section 16.7. Gender. The use herein of (1) any gender includes all others, and (2) the singular number includes the plural and vice-versa, whenever the context so requires.

         Section 16.8. Captions. Captions in this Lease are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Lease or any of the terms hereof.

         Section 16.9. Entire Agreement. This Lease contains the entire agreement between the parties regarding the subject matter hereof. Any oral or written representations, agreements, understandings and/or statements shall be of no force and effect.

         Section 16.10. Waiver; Amendment. No modification, waiver, amendment, discharge or change of this Lease shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

         Section 16.11. Attorney's Fees. If either party retains an attorney to enforce or interpret this Lease, the prevailing party shall be entitled to recover, in addition to all other items of recovery permitted by law, reasonable attorneys' fees and costs incurred through litigation, bankruptcy proceedings and all appeals.

         Section 16.12. Time. Time is of the essence of each obligation of each party hereunder.

         Section 16.13. Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of Arizona.

         Section 16.14. Binding Effect. Subject to any provision of this Lease that may prohibit or curtail assignment of any rights hereunder, this Lease shall bind and inure to the benefit of the respective heirs, assigns, personal representatives, and successors of the parties hereto.


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



         Section 16.15. Execution of Other Instruments. Each party agrees that it shall, upon the other's request, take any and all steps, and execute, acknowledge and deliver to the other party and all further instruments necessary or expedient to effectuate the purpose of this Lease.

         Section 16.16. Severability. If any term, provision, covenant or condition of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 16.17. Counterparts. This Lease may be executed in one or more counterparts, each of which shall be deemed an original and when taken together will constitute one instrument.

         Section 16.18. Estoppel Certificate. Either party shall execute, acknowledge and deliver to the other party, within twenty (20) days after requested by the other party, a statement in writing certifying, if such is the case, that this Lease in unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified); the date of commencement of this Lease; the dates for which the rent and other charges have been paid; any alleged defaults and claims against the other party and providing such other information as shall be reasonably requested.

         Section 16.19. Good Standing. Lessee represents and warrants that it is in good standing as of the Effective Date of this Lease, and covenants that it will remain in good standing under the applicable laws of the State of Arizona at all times during the Term. Lessee's breach of this representation or covenant shall constitute an Event of Default hereunder.

         Section 16.20. Memorandum of Lease. On or before the Effective Date, Lessor and Lessee shall execute and acknowledge a Memorandum of this Lease for purpose of recordation. This Memorandum shall be in the form attached hereto as EXHIBIT "E" and incorporated herein by reference.

         Section 16.21. Waiver of Trial by Jury. LESSOR AND LESSEE MUTUALLY, EXPRESSLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY FOR ANY PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, OR ARISING OUT OF ANY CONDUCT OR COURSE OF DEALING OF THE PARTIES, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSONS. THIS WAIVER IS A MATERIAL INDUCEMENT TO LESSOR TO ACCEPT DELIVERY OF THIS LEASE.

         IN WITNESS WHEREOF, this Lease has been executed on the respective dates set forth below.


Signed, sealed and            LESSOR:
delivered in the
presence of:                  MEDITRUST OF ARIZONA, INC., a Delaware corporation


KIM M. PRIESING               By: /s/ MICHAEL S. BENJAMIN, ESQ.
-----------------             -----------------------------
KIM M. PRIESING               Name: MICHAEL S. BENJAMIN, ESQ.
-----------------                   ---------------------------
                              Title: SENIOR VICE PRESIDENT
                                     --------------------------

                              Date:
                                    ---------------------------


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


                              LESSEE:

                              TEMPE ST. LUKE'S INVESTORS LIMITED PARTNERSHIP, an Arizona limited partnership

                              By: TEMPE ST. LUKE'S EQUITY CORPORATION, an
                              Arizona corporation, General Partner


                              By:   /s/ DONALD A. SANDS
                                    --------------------------------
                              Name: Donald A. Sands, Vice President
                                    --------------------------------
                              Title:
                                    --------------------------------

                              Date:
                                    --------------------------------




================================================================================
TSTLGROU.LE4                         Page 25                             1/19/96

                                   EXHIBIT "C"

                                      TEMPE

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT ("AGREEMENT") is entered into this ____ day of __________, 2005, by and among ____________________, a ________________
("SELLER") and WINDROSE TEMPE PROPERTIES, L.P., a Virginia Limited Partnership ("BUYER"), and _________________________ (the "Escrow Agent").


                  WHEREAS, Seller and Buyer are parties to that certain Contract dated as of October 24, 2005 (the "CONTRACT") in the forms attached hereto as collective Exhibit A; and


                  WHEREAS, as of the closing of the transactions contemplated under the Contact with respect to the Property set forth on Exhibit B (the "Property"), the Required Lender Consent has not been obtained; and


                  WHEREAS, Buyer and Seller desire to enter into this Agreement pursuant to Section 7(a) of the Contract as more particularly described herein; and


                  WHEREAS, the parties wish to engage Escrow Agent for the purposes described in this Agreement, and Escrow Agent is agreeable thereto.


                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    AGREEMENT


SECTION 1 RECITALS. The foregoing recitals are true and correct and are incorporated herein by reference. All capitalized terms used herein and not otherwise defined shall have the same meaning as defined in the Contract.


SECTION 2 CERTAIN DEFINITIONS. Capitalized terms used, but not otherwise defined in this Escrow Agreement shall have the meanings ascribed to those terms in the Contract.


SECTION 3 GENERAL TERMS OF ESCROW. Except as specifically modified by written instruction executed by all parties and accepted by Escrow Agent, the provisions of this Agreement shall apply to the property or funds received hereunder.


SECTION 4 APPOINTMENT OF ESCROW AGENT. Buyer and Seller hereby appoint and designate the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent hereby agrees to act as escrow agent hereunder and to comply with all the provisions of this Agreement.


SECTION 5 CREATION OF DEFEASANCE DEPOSIT. Escrow Agent hereby acknowledges receipt of the sum of _______________________ Dollars ($________________)
(hereinafter described as the "DEFEASANCE DEPOSIT") paid by wire transfer to Escrow Agent by Buyer, and as Escrow Agent shall deposit the Defeasance Deposit in an interest bearing account maintained at ___________ Bank with offices ____________, ___________________ (address) Account No.____________________. The
Defeasance Deposit shall be held by the Escrow Agent on the terms and subject to the conditions set forth herein and in the Contract, but the Escrow Agent shall have no responsibility with respect to the Contract other than to perform its obligations as such are provided in this Escrow Agreement. The Defeasance Deposit and all interest accrued thereon, as well as any other property or funds received by Escrow Agent, shall be paid/disbursed in accordance with the terms hereof, and the terms of the Contract which are incorporated herein by reference. Nothing in this Agreement shall be deemed to waive or limit any of Buyer's or Seller's rights or remedies under the Contract, and Escrow Agent shall not be deemed to have waived any right or remedy it may have unless said waiver is in writing signed by Escrow Agent and only to the extent set forth in such waiver.


SECTION 6 DEPOSIT OF CLOSING DOCUMENTS. Seller and Buyer have deposited with Escrow Agent the closing documents and deliverables required under the Contract as listed on EXHIBIT A with respect to the Property.

SECTION 7 INVESTMENT OF ESCROWED CASH. The Escrow Agent shall invest and reinvest all cash held in the Defeasance Deposit as directed by Buyer in: (i) direct obligations of or obligations fully guaranteed by the United States of America or any agency or instrumentality thereof which have a maturity date of 30 days or less; and (ii) money market funds investing primarily in the obligations described in item (i). Temporarily uninvested funds held hereunder shall not earn or accrue interest. Interest accrued on the Defeasance Deposit shall be credited to the accounts in which the Defeasance Deposit is deposited, as and when received by the Escrow Agent, and shall become a part of the Defeasance Deposit, to be distributed in accordance with SECTION 9 hereof.


SECTION 8 LIMITATIONS OF LIABILITY: Without limitation, Escrow Agent shall not be liable for any loss or damage resulting from the following: (a) the financial status or insolvency of any other party, or any misrepresentation made by any other party; (b) any legal effect, insufficiency, or undesirability of any instrument deposited with or delivered by or to Escrow Agent or exchanged by the parties hereunder, whether or not Escrow Agent prepared such instrument; (c) the default, error, action or omission of any other party to the Agreement; or (d) any loss, diminution in value or failure to achieve a greater profit as a result of such Deposit, any loss occurring which arises from the fact that the amount of deposit may cause the aggregate amount of the depositor's accounts to exceed $100,000 and that the excess amount is not insured by the Federal Deposit Insurance Corporation (FDIC); any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection or while those funds are on deposit in a financial institution if such loss or impairment results from the failure, insolvency or suspension of a financial institution, or any loss or impairment of funds due to the invalidity of any draft, check, document or other negotiable instrument delivered to the Escrow Agent.


SECTION 9 PAYMENTS FROM DEFEASANCE DEPOSIT.


         9.1 PURPOSE OF ESCROW. The purpose of this Agreement is to: (a) to provide the required funds for Seller to defease or satisfy the Mortgage and in the amount listed on EXHIBIT B; (b) upon such defeasance or satisfaction, provide the payment of the full Purchase Price to Seller for the Property in the amount set forth on EXHIBIT B subject to adjustments and credits provided for in the Contract; and (c) upon such defeasance or satisfaction, close the purchase and sale of the Property in accordance with SECTION 9.


         9.2 APPLICATION OF DEFEASANCE DEPOSIT. Seller shall give written notice to the Lender with a copy to Buyer and Escrow Agent, within five (5) days after the date of this Agreement or five (5) days after the expiration of Buyer's Extension, if applicable, that the Mortgage encumbering the Property will be satisfied or defeased (as applicable). At the expiration of the Lender's notice period for satisfaction or defeasance of the Mortgage, or earlier if agreed to by the Lender, the Escrow Agent will disburse to the Lender, from the Defeasance Deposit, the amounts necessary to defease or otherwise satisfy the Mortgage; it being understood that a portion of the Defeasance Deposit will be disbursed by Escrow Agent prior to the Closing to purchase securities required for the defeasance and Escrow Agent will take all actions reasonably required in connection therewith. Notwithstanding anything to the contrary contained herein or in the Contract, if the amount required by Lender, in accordance with the loan documents applicable to such Mortgage, to defease or satisfy a Mortgage is greater than the amount set forth on EXHIBIT A for such Mortgage, Escrow Agent shall provide written notice to Buyer and Seller and Buyer shall within five (5) business days of such notice deposit such additional funds with Escrow Agent.


         9.3 OPERATION OF PROPERTY DURING DEFEASANCE PERIOD. During the Defeasance Period and prior to Closing, the Property shall be operated by the Seller in accordance with the terms of the Contract and Seller shall be entitled to all income and responsible for all expenses attributable to the Property until the Closing as described herein. During the Defeasance Period, all other provisions of the Contract shall apply.


         9.4 CLOSING. At such time as the Escrow Agent determines that the Mortgage has been defeased or satisfied so as to satisfy the applicable requirement in the title insurance commitment to delete applicable Mortgage from the Title Commitment (the "TRIGGER DATE"), the Escrow Agent shall immediately give written notice thereof to Buyer and Seller and the Closing shall be scheduled by the Escrow Agent for a date not later than ten (10) days following the Trigger Date. Buyer and Seller shall thereupon cooperate to complete all remaining Closing deliveries under the Contract so as to permit the Closing to occur on or before the Closing Date scheduled by the Escrow Agent in accordance with the terms of the Agreement. The balance of the Defeasance Deposit for the Property shall be disbursed by Escrow Agent at Closing in accordance with the Settlement Statement applicable to such Property, provided, however that all interest earned on the Defeasance Deposit shall be paid to Buyer or as directed by Buyer. Nothing in this Agreement, including the delivery to the Escrow Agent of any documents listed on Schedule "V" of the Contract, shall be deemed to be a sale, transfer or conveyance of the Property (within the meaning of any so-called due-on-sale clause in any of the Loan Documents or otherwise) unless and until the Closing actually occurs and breaks escrow and the Mortgage is satisfied or defeased, as applicable.


SECTION 10 ESCROW AGENT'S DUTIES AND RESIGNATION.


         10.1 RESIGNATION. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving notice of such resignation to Buyer and Seller specifying a date not less than thirty (30) days following the date of such notice when such resignation shall take effect. Upon such notice, a successor escrow agent shall be selected by Buyer and Seller, such successor escrow agent to become the Escrow Agent hereunder upon the resignation date specified in such notice. If Buyer and Seller are unable to agree upon a successor escrow agent within ten (10) days after the date of such notice, the Escrow Agent shall be entitled to appoint its successor. The Escrow Agent shall continue to serve until its successor accepts appointment as escrow agent and receives the amounts held in escrow hereunder.


         10.2 DUTIES. The Escrow Agent undertakes to perform only such duties as are specifically set forth herein and may conclusively rely and shall be protected in acting or refraining from acting on any written notice, instrument or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. The Escrow Agent shall have no responsibility for the contents of any writing contemplated hereby and may reasonably rely without any liability upon the contents thereof. Notwithstanding anything to the contrary contained in this Escrow Agreement, where any action is specified to be taken by the Escrow Agent upon delivery by either Buyer and Seller (or both Buyer and Seller) of a notice, certificate or instructions to the Escrow Agent, the Escrow Agent shall not be obligated to take any action until the appropriate party (or parties) has (or have) acted by delivering the certificate, notice or instructions to the Escrow Agent (none of which shall be binding upon the Escrow Agent unless in writing) as to the action to be taken hereunder indicating in writing that a copy of such certificate, notice or instructions has been delivered to the other party.


         10.3 WRITTEN DIRECTIONS TO ESCROW AGENT. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine; may assume the validity and accuracy of any statements or assertions contained in such writing or instrument; and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner of execution, or validity of any written instructions delivered to it, nor as to the identity, authority or rights of any person executing such instructions. The duties of Escrow Agent shall be limited to the safekeeping of the Defeasance Deposit and to disbursements of the Defeasance Deposit in accordance with the written instructions described above. Escrow Agent undertakes to perform only such duties as are expressly set forth herein, and no implied duties or obligations shall be read into this Agreement as against Escrow Agent.


         10.4 DISPUTES: INTERPLEADER ACTION. In the event of a dispute between Buyer and Seller over the release of the Defeasance Deposit, the Escrow Agent, in its sole discretion, may (i) deposit the Defeasance Deposit with the registry of the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida, and commence an interpleader action to determine the rights to the Defeasance Deposit, with the non-prevailing party (as between Buyer and Seller) responsible for the costs of the interpleader action and all related proceedings, including Escrow Agent's legal fees and costs associated therewith, or (ii) retain the Defeasance Deposit until such time as direction is provided in writing and signed by both parties or by a court of competent jurisdiction.


         10.5 HOLD HARMLESS OF ESCROW AGENT. The parties expressly understand and agree that Escrow Agent shall not be liable for any error in judgment or any act done or omitted by it in good faith or pursuant to court order, or for any mistake of fact or law. Escrow Agent shall not incur any liability in acting upon any document or instrument believed thereby to be genuine. Escrow Agent is hereby released and exculpated from all liability hereunder, except only for willful misconduct or gross negligence.


SECTION 11 DISCHARGE OF ESCROW AGENT: Upon completion of the disbursement of the Defeasance Deposit and delivery of instruments, if any, in accordance with this Agreement, Escrow Agent shall be automatically released and discharged of its escrow obligations hereunder.

SECTION 12 AGENTS OF ESCROW AGENT: The provisions of this Agreement shall apply to and be for the benefit of agents of the Escrow Agent employed by it for services in connection with this Agreement, as well as for the benefit of Escrow Agent.


SECTION 13 MISCELLANEOUS.


                  13.1.1 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida. Venue for any dispute or litigation arising from this Agreement shall occur in state court in and for Palm Beach County, Florida.


                  13.1.2 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.


                  13.1.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.


                  13.1.4 HEADINGS. Section headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.


                  13.1.5 NOTICES. Any notice, request, instruction or other document deemed by any of the parties hereto to be necessary or desirable to be given to any other party hereto shall be in writing (including telex and telegraphic communications) hand delivered by messenger courier service, telecommunicated, or mailed by overnight courier (airmail, if intended recipient is outside the continental United States), by registered or certified mail (postage pre-paid), return receipt requested, to the following address:





         If to Seller:              AZ-Tempe Luke Limited Partnership
                                    3801 PGA Boulevard, Suite 600
                                    Palm Beach Gardens, Florida 33410
                                    Attention:  Vice President
                                    Telecopier No.: 561-622-4420



         With a copy to:            Lawrence J. Diamond, P.A.
                                    3801 PGA Boulevard, Suite 600
                                    Palm Beach Gardens, Florida  33410
                                    Attn.: Lawrence J. Diamond, Esq.
                                    Facsimile No. 561/630-9660

         If to Buyer:               c/o Windrose Medical Properties, L.P.
                                    Attn:  Fred Farrar, President
                                    3502 Woodview Trace, Suite 210
                                    Indianapolis, IN 46268
                                    Telecopier No.: 317-860-9190



         With a copy to:            Daniel R. Loftus, Esq.
                                    General Counsel
                                    Windrose Medical Properties Trust
                                    3502 Woodview Trace, Suite 210
                                    Indianapolis, IN 46268
                                    Telecopier No.: 317-860-8874



         If to Escrow Agent:
                                    -----------------------------
                                    -----------------------------
                                    -----------------------------
                                    Attention:
                                               ------------------
                                    Telecopier No.:
                                                   --------------




         or to such other address as any party may designate by notice complying with tie terms of this paragraph. Each such notice shall be deemed delivered or, in the event of receipted mail, on the date refused.


         13.2 AMENDMENT. This Escrow Agreement maybe modified only by a written amendment signed by Seller, Buyer and Escrow Agent, and no waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.


         13.3 REPRESENTATION. Each Party hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of such Party. The execution, delivery and performance of this Agreement by such Party does not violate any applicable law or regulation to which such Party is subject and does not require the consent of any governmental or other regulatory body to which such Party is subject, except for such consents and approvals as have been obtained and are in full force and effect.


         13.4 ENTIRE AGREEMENT. This Agreement, together the applicable terms of the Contract, represents the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, terminated or amended except by an instrument in writing signed by all of the parties hereto. To the extent the terms of this Agreement conflict with the terms of the Contract, this Agreement shall take priority.




                   SIGNATURES CONTAINED ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement of the date first hereinabove written.


                                SELLER:

                                AZ-TEMPE LUKE LIMITED PARTNERSHIP,
                                a Florida limited partnership

                                By: AZ-TEMPE LUKE, INC., a Florida corporation, its sole general partner

                                By:____________________________
                                Name: Daniel S. Messina
                                Title:   Vice President


                                BUYER:

                                WINDROSE TEMPE PROPERTIES, L.P.,
                                a Delaware limited partnership

                                BY: Its Managing Member
                                WMPT TEMPE MANAGEMENT, L.L.C.,
                                a Delaware limited liability company


                                By: _______________________________________
                                Name: Daniel R. Loftus
                                Title:   Executive Vice President



                                ESCROW AGENT:


                                ---------------------------------

                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------

                                   EXHIBIT "D"

                                      TEMPE

                                SELLER'S GUARANTY

                                    GUARANTY


         In consideration for, as a condition of, and as an inducement to Windrose Tempe Properties, L.P., a Delaware limited partnership (the "BUYER") which is an affiliate of Windrose Medical Properties Trust, a Maryland REIT, entering into that certain Purchase and Sale Agreement dated October 24, 2005 (the "AGREEMENT"), with AZ-Tempe Luke Limited Partnership, a Florida limited partnership (the "SELLER") which is an affiliate of Medical Office Portfolio Limited Partnership, a Florida limited partnership ("GUARANTOR"), and for other good and valuable consideration, Guarantor hereby covenants and agrees to and with Buyer that if (a) default shall at any time be made by Seller under the Agreement, (b) Seller is liable to Buyer for liquidated damages as provided in
Section 11(a) of the Agreement, and (c) such payment shall not be made as and when due, then Guarantor will forthwith pay the liquidated damages due and payable to Buyer; provided, however, that in no event shall the liability of Guarantor for any and all such liquidated damages under the Agreement exceed the maximum aggregate amount of One Hundred Thousand Dollars ($100,000.00).

         This Guaranty is a guaranty of payment (and not of collection) and is a surety agreement. Guarantor's liability hereunder is primary and direct and may be enforced without Buyer being required to resort to any other right, remedy or security, and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Buyer's part of any kind or nature whatsoever against Seller, and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance, protest, dishonor or presentment of this Guaranty or of Buyer's intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Agreement; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Agreement or this Guaranty or any waiver, consent or approval by Buyer with respect to any of the covenants, terms, conditions or agreements contained in the Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Seller, or its properties (including without limitation any rejection or disaffirmance of the Agreement in any such proceedings); (d) any limitation on the liability or obligation of Seller under the Agreement or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court; or (e) any transfer by Seller or any assignment, mortgage or pledge of its interest under the Agreement.

         All of Buyer's rights and remedies under the Agreement and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor further agrees that, to the extent that Seller or Guarantor makes a payment or payments to Buyer, which payment or payments or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Seller or Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the damages or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         This Guaranty shall be legally binding upon Guarantor and its successors and assigns and shall inure to the benefit of Buyer and its successors and assigns. Reference herein to Seller shall be deemed to include Seller and its successors and assigns.

         THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAW.

         If any legal action, arbitration, or other proceeding is brought for the enforcement of this Guaranty, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Guaranty, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees, costs and all expenses even if not taxable as costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered; mailed, first class postage prepaid; or sent by independent overnight courier to the parties at the following addresses:

         If to Buyer:           Windrose Tempe Properties, L.P.
                                3502 Woodview Trace, Suite 210
                                Indianapolis, IN 46268
                                Attn:  Fred Farrar, President
                                Telecopier No.: 317-860-9190


         With a copy to:        Daniel R. Loftus, Esq.
                                General Counsel
                                Windrose Medical Properties Trust
                                3502 Woodview Trace, Suite 210
                                Indianapolis, IN 46268
                                Telecopier No.: 317-860-8874

         If to Guarantor:       Medical Office Portfolio Limited Partnership
                                3801 PGA Boulevard, Suite 600
                                Palm Beach Gardens, Florida 33410
                                Attention: Vice President
                                Facsimile No. 561/622-4420

         With a copy to:        Lawrence J. Diamond, P.A.
                                3801 PGA Boulevard, Suite 600
                                Palm Beach Gardens, Florida 33410
                                Attn.: Lawrence J. Diamond, Esq.
                                Facsimile No. 561/630-9660

or to any such other address as any party hereto shall designate to the other parties in writing.

         This Guaranty and the Agreement constitutes the entire agreement, and supersedes all prior agreements, conduct and understandings, both written and oral, between Guarantor and Buyer with respect to the subject matter hereof. If any clause, provision or section of this Guaranty be held illegal or invalid by any court, the in validity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Guaranty shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Guaranty be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantor, as the case may be, to the full extent permitted by law.

         The provisions of this Guaranty may be waived or amended, as to any particular transaction or otherwise, only by an instrument in writing executed by or on behalf of all parties to this Guaranty. No subsequent oral agreements or understandings, or conduct of any nature, shall be effective to modify any provision of, or limit the rights or remedies of any party under, this Guaranty, and no party may rely on any such oral agreements or understandings, or conduct of any nature.

         THE PARTIES HERETO HEREBY MUTUALLY WAIVE ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR IN CONNECTION WITH ANY OF THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY, OR THE EXERCISE OF ANY PARTY'S RIGHTS OR REMEDIES HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. A COPY OF THIS PARAGRAPH MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. NONE OF THE PARTIES HERETO HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THEY WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH.



                        [SIGNATURE ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officer as of the date set forth in the first paragraph hereof.

                                   MEDICAL OFFICE PORTFOLIO LIMITED
                                   PARTNERSHIP, a Florida limited partnership

                                   By: MEDICAL PORTFOLIO INVESTORS
                                   LIMITED PARTNERSHIP, a Florida limited
                                   partnership, General Partner of Medical
                                   Office Portfolio Limited Partnership

                                   By: MEDICAL PORTFOLIO EQUITY CORPORATION, a
                                   Florida corporation, General Partner of
                                   Medical Portfolio Investors Limited
                                   Partnership



                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   EXHIBIT "E"

                                      TEMPE

                                BUYER'S GUARANTY

                                    GUARANTY


         In consideration for, as a condition of, and as an inducement to AZ-Tempe Luke Limited Partnership (the "SELLER") which is an affiliate of Medical Office Portfolio Limited Partnership, a Florida limited partnership, entering into that certain Purchase and Sale Agreement dated October 24, 2005 (the "AGREEMENT"), with Windrose Tempe Properties, L.P., a Delaware limited partnership (the "BUYER") which is an affiliate of Windrose Medical Properties Trust, a Maryland REIT ("GUARANTOR"), and for other good and valuable consideration, Guarantor hereby covenants and agrees to and with Seller that if
(a) default shall at any time be made by Buyer under the Agreement, (b) Buyer is liable to Seller for liquidated damages or otherwise as provided in the Agreement, and (c) such payment shall not be made as and when due, then Guarantor will forthwith pay said liquidated damages to Seller; provided, however, that in no event shall the liability of Guarantor for any and all such liquidated damages under the Agreement exceed the maximum aggregate amount of Three Hundred Thousand Dollars ($300,000.00).

         This Guaranty is a guaranty of payment (and not of collection) and is a surety agreement. Guarantor's liability hereunder is primary and direct and may be enforced without Seller being required to resort to any other right, remedy or security, and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Seller's part of any kind or nature whatsoever against Buyer, and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance, protest, dishonor or presentment of this Guaranty or of Seller's intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

         This Guaranty shall be a continuing Guaranty, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Agreement; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Agreement or this Guaranty or any waiver, consent or approval by Seller with respect to any of the covenants, terms, conditions or agreements contained in the Agreement; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Buyer, or its properties (including without limitation any rejection or disaffirmance of the Agreement in any such proceedings); (d) any limitation on the liability or obligation of Buyer under the Agreement or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal bankruptcy law or any other statute or from the decision of any court; or (e) any permitted transfer by Buyer or any permitted assignment, mortgage or pledge of its interest under the Agreement.

         All of Seller's rights and remedies under the Agreement and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others.

         Guarantor further agrees that, to the extent that Buyer or Guarantor makes a payment to Seller, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Buyer or Guarantor or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guaranty and the damages or part thereof which have been




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

paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

         This Guaranty shall be legally binding upon Guarantor and its successors and assigns and shall inure to the benefit of Seller and its successors and assigns. Reference herein to Buyer shall be deemed to include Buyer and its successors and assigns.

         THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICTS OF LAW.

         If any legal action, arbitration, or other proceeding is brought for the enforcement of this Guaranty, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Guaranty, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees, costs and all expenses even if not taxable as costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered; mailed, first class postage prepaid; or sent by independent overnight courier to the parties at the following addresses:

         If to Guarantor:             Windrose Medical Properties, L.P.
                                      3502 Woodview Trace, Suite 210
                                      Indianapolis, IN
                                      Attn:  Fred Farrar, President
                                      Telecopier No.: 317-860-9190


         With a copy to:              Daniel R. Loftus, Esq.
                                      General Counsel
                                      Windrose Medical Properties Trust
                                      3502 Woodview Trace, Suite 210
                                      Indianapolis, IN
                                      Telecopier No.: 317-860-8874

         If to Seller:                AZ-TEMPE LUKE Limited Partnership
                                      3801 PGA Boulevard, Suite 600
                                      Palm Beach Gardens, Florida 33410
                                      Attention: Vice President
                                      Facsimile No. 561/622-4420

         With a copy to:              Lawrence J. Diamond, P.A.
                                      3801 PGA Boulevard, Suite 600
                                      Palm Beach Gardens, Florida 33410
                                      Attn.: Lawrence J. Diamond, Esq.
                                      Facsimile No. 561/630-9660

or to any such other address as any party hereto shall designate to the other parties in writing.

         This Guaranty and the Agreement constitutes the entire agreement, and supersedes all prior agreements, conduct and understandings, both written and oral, between Guarantor and Seller with respect to the subject matter hereof. If any clause, provision or section of this Guaranty be held illegal or invalid by any court, the in validity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Guaranty shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Guaranty be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of Guarantor, as the case may be, to the full extent permitted by law.

         The provisions of this Guaranty may be waived or amended, as to any particular transaction or otherwise, only by an instrument in writing executed by or on behalf of all parties to this Guaranty. No subsequent oral agreements or understandings, or conduct of any nature, shall be effective to modify any provision of, or limit the rights or remedies of any party under, this Guaranty, and no party may rely on any such oral agreements or understandings, or conduct of any nature.

         THE PARTIES HERETO HEREBY MUTUALLY WAIVE ANY RIGHT TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR IN CONNECTION WITH ANY OF THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY, OR THE EXERCISE OF ANY PARTY'S RIGHTS OR REMEDIES HEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. A COPY OF THIS PARAGRAPH MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. NONE OF THE PARTIES HERETO HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THEY WOULD NOT, IN THE EVENT OF SUCH DISPUTE OR CONTROVERSY, SEEK TO ENFORCE THE PROVISIONS OF THIS PARAGRAPH.

         IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed by its duly authorized officer as of the date set forth in the first paragraph hereof.

                                         WINDROSE MEDICAL PROPERTIES TRUST, A
                                         MARYLAND REIT



                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------



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